                     SunAmerica Equity Funds Annual Report

     REPORT FROM THE SUNAMERICA DOMESTIC EQUITY INVESTMENT TEAM

     Donna Calder

     Brian Clifford

     John DiVito

     Jeff Easter

     Erik Franklin

     Francis Gannon

     P. Christopher Leary

     Heather Rice

     Dear Shareholders:

       After the market peaked on July 17th, it has since corrected nearly 20% as the repercussions of the Asian crisis upon the domestic and global economies widened. And while troubles continue in Latin America and Asia, we do not believe this will have any long-term disastrous effect. In fact, we are encouraged by longer-term growth prospects. We continue to believe the U.S. is in a moderate-growth, low-inflationary period and enjoys a strong economy. Our research shows job expansion and a budget surplus, even though the U.S. is not entirely immune to overseas economic conditions. While the volatile markets have triggered large stock price swings, the underlying fundamentals of companies are generally solid and continue to be well managed. It our belief that corporate earnings will likely grow 5% to 6% in 1998 and we anticipate 1999 to be yet another year of economic and profit growth. We believe the long-term direction of the market will be led by company earnings which, although challenged in the near-term, may benefit from low interest rates and powerful demographic spending patterns.
       In anticipation of a market correction, our management team had assumed a more defensive posture and had built up a cash position in many of our equity funds from 4% (on average) to as high as 23% to prepare for attractive buying opportunities. At SunAmerica, we continue to focus on those companies that we believe can generate consistent, double-digit growth in any economic environment. With this backdrop, we present you with a portfolio review for each SunAmerica Equity Fund.

     SUNAMERICA BALANCED ASSETS FUND

     PERFORMANCE
              SunAmerica Balanced Assets Fund demonstrated superior
            performance compared with many of its peers, ranking in the top 15% for the year-to-date and one-year periods through the end of the third quarter, according to Lipper Analytical Services. Balanced Assets Class A returned 9.32% on a cumulative basis compared to 3.2% for the Lipper category, for the year ended September 30, 1998. (Neither return reflects the impact of sales charges.) Your Fund's strong performance was largely attributable to a higher exposure to equities than the traditional balanced fund as well as a large weighting in long-duration U.S. Treasuries. Specifically, 60% to 65% of the assets have been invested in equities, whereas a typical balanced fund may normally maintain only 55% in stocks. In general, sector allocation overweightings in healthcare, technology and financial stocks enhanced performance through the end of the third quarter.

     PORTFOLIO REVIEW
              SunAmerica Balanced Assets Fund aims to conserve principal by investing in a balanced portfolio of stocks and bonds. It typically divides its assets between stocks of companies with market capitalizations of over $1 billion and high-quality bonds.
              Your portfolio continues to hold growth stocks which have
            consistently posted double-digit returns in varied economic environments. Top holdings include large pharmaceutical companies, such as Warner-Lambert, Johnson & Johnson, Schering Plough and Pfizer. These companies have performed well this year because consumer spending on drugs and other medical supplies has been strong and successful new products have been introduced into the market. Your portfolio has also benefited from some of the technology leaders which have fared well -- Dell, Cisco Systems, Microsoft, Intel and Lucent Technologies. Many of these leaders have strong managements who can navigate their companies towards increasing market share despite market turmoil. Dell, for example, experienced 33% growth in Asia. Also, Intel surprised investors with an early announcement of revenue growth that was 8% to 10% ahead of expectations.
              Prior to the market downturn, management locked in gains for your portfolio by reducing exposure to retail stocks such as Gap, Home Depot and Wal-Mart and financial holdings such as Morgan Stanley/Dean Witter. Management's decision to lower the Fund's exposure to the retail and financial sectors during the quarter was in response to the changing market environment, dwindling consumer confidence and, in the case of money center banks and brokerages, trading losses in Russia and Latin America as well as potential bad loans. Earlier, the financial sector had benefited from declining interest rates as well as corporate restructurings, mergers and investments in information technology. In addition, we increased some energy and utility holdings. We also increased certain pharmaceutical positions, such as Merck and Schering Plough, many of which have been off as much as 10% and thus represented good buying opportunities.
             On the bond side, 30-year U.S. Treasuries have been attractive due to uncertainty in Asia and slower domestic economic growth as well as the recent federal budget surplus. Other fixed income sectors such as corporate bonds and mortgage-backed securities have performed well, albeit lagging somewhat behind Treasuries. The Fund also holds investment-grade corporate bonds, such as Texas Instruments, Hershey Foods and Goldman Sachs to enhance the Fund's yield.

     WINNERS AND LOSERS
             Specifically, Dell (computers), Microsoft (computer software), Biogen (a biotech firm specializing in treatments for various human illnesses including Multiple Sclerosis), CVS (retail drugstore), Gap, Home Depot, IBM, AT&T and Warner Lambert (pharmaceuticals) have been some of the top performing names in your portfolio.
             We have experienced some disappointments -- some market-driven and others company-specific. For example, management sold positions in Donaldson, Lufkin and Jenrette and its parent company, The Equitable, due to concern for their excessive high-yield exposure and the effect this might have on future earnings.
             However, while some stocks posted losses on paper, management continues to retain those positions because we still believe in their fundamental stories. Examples include Motorola and Texas Instruments, both of which have already demonstrated promising results from their respective restructurings.

     SUNAMERICA BLUE CHIP GROWTH FUND

     PERFORMANCE
              SunAmerica Blue Chip Growth Fund has turned in solid
            performance, placing it in the top 30% of its peer group for one-year through the end of the third quarter and in the top 38% for the third quarter, according to Lipper Analytical Services. Blue Chip Growth Class A posted a cumulative gain of 5.09% compared to a loss of 1.43% for the Lipper group, for the year ended September 30, 1998. (Neither return reflects the impact of sales charges.) In general, your Fund benefited from significant overweightings in healthcare, technology and financial stocks, which enhanced performance through the end of the third quarter. The Fund continues to prosper from long-term reliables like AT&T, Microsoft and Dell.

     PORTFOLIO REVIEW
              Blue Chip Growth Fund seeks capital appreciation by investing primarily in stocks of companies with large market capitalizations of over $5 billion.
              The Fund has prospered from certain long-term holdings such as
            AT&T and EMC. AT&T recently announced plans to acquire Tele-Communications, Inc. (TCI), which expands AT&T's reach to TCI's millions of cable television subscribers. AT&T also recently announced a new digital subscriber program called "One Rate" that makes it a leading wireless provider. EMC Corp. has established itself as the leading vendor of enterprise storage hardware with a five-year estimated growth rate of 30%. It is also expanding to provide proprietary storage management software.
              Your Fund locked in profits from financial and retail holdings.
            However, in anticipation of that sector's troubles resulting from uncertainty and volatility in the international markets, we reduced those positions and, in turn, increased oil, utility and pharmaceutical holdings. These securities may provide yield-related benefits and downside market protection. Your portfolio now features large domestic and international oil concerns such as Mobile, Chevron and Texaco and prominent pharmaceutical companies such as Merck & Co. and Schering Plough. During the past year, these companies have been attractively priced relative to the overall stock market. More specifically, the "oil patch" has become increasingly attractive to investors due to above-market yield and bottom-of-the-barrel oil prices. In addition, we anticipate further consolidation within the industry, which may spur growth.

     WINNERS AND LOSERS
             Top performers include Dell (computers), Microsoft (computer software), Biogen (a biotech firm specializing in treatments for various human illnesses including Multiple Sclerosis), Pfizer, Lucent Technologies, Cisco Systems, AT&T, IBM, Merck & Co. and Schering Plough.
             The Fund has experienced disappointments. For example, Associates First Capital, a recent spin-off from Ford Motor Company, has been hurt by the rapid sell-off in financial stocks. We maintain a lower position in that stock because of the financial strength of the company, its increasingly balanced book of business and its execution skills. Also, concerns over trading and international exposure have negatively impacted Chase Manhattan Bank. We retain this position because we believe it is currently undervalued relative to improving fundamentals. Finally, BMC Software's stock has also depreciated in value, we have not realized these losses and continue to hold it because we believe the company will benefit from a strong resurgence in its mainframe revenues.

     SUNAMERICA MID-CAP GROWTH FUND

     PERFORMANCE
              Since investment management responsibilities were assumed by team members Brian Clifford and Erik Franklin, SunAmerica Mid-Cap Growth Fund's performance ranking, which measures returns relative to funds with similar objectives, has steadily improved. For the year ended September 30, 1998, your Fund ranked in the top 10% to 15% of its peer group, according to Lipper Analytical Services. Mid-Cap Growth Class A posted a cumulative loss of 4.20% compared to a loss of 11.9% for its Lipper peer group, for the year ended September 30, 1998. (Neither return reflects the impact of sales charges.) In difficult market conditions, your Fund capitalized on beneficial stock selection, proprietary risk/reward analysis and management's efforts to shield your portfolio from stocks with negatively changing fundamentals.
              Mid-cap stocks offer some of the best opportunities from the small-company market that have propelled themselves into mid-cap market capitalization through fast growth and leading business practices. This growth path often continues during the mid-cap stage as these businesses expand and mature. In fact, the 1998 earnings growth expectations for the S&P 400 Mid-Cap Index is 17.4% compared to 4.8% for S&P 500 Index, according to a report by Morgan Stanley Dean Witter Research, First Call, I/B/E/S, and FactSet.

     PORTFOLIO REVIEW
              SunAmerica Mid-Cap Growth Fund seeks capital appreciation by investing primarily in stocks of companies that generally have market capitalizations of between $1 billion and $5 billion and have been in operation for at least five years. It may also invest in stocks issued by smaller companies that are believed to have significant growth potential.
              Your portfolio has benefited from a paring down of the number of companies held to 78, compared to 112 previously. We believe this number provides ample diversification along with stocks of companies promising excellent revenue and earnings potential. We have also repositioned the Fund to focus on the fastest-growing segments in the economy -- healthcare and technology -- while increasing the weighting in utilities for a more defensive posture in anticipation of any economic slowdown. Management also substantially reduced weightings in financials, basic materials and transportation as we believe these sectors do not currently offer as many promising opportunities.

     WINNERS AND LOSERS
             Your portfolio reaped the rewards from big winners like Biogen, Apple Computer (which introduced iMac, the first consumer desktop in years), Diamond Offshore Drilling (an oil service company) and Peregrine Systems (a Year 2000 beneficiary which makes software to help businesses manage their assets).
             Of course, the Fund did not escape fallout from market turbulence. We accepted losses from companies such as Siebel Systems (a sales force automation software), ICG Communications (a competitive local exchange carrier) and Hambrecht & Quist (an investment bank rocked by the market, fears of trading losses, a decline in the number of underwritings and uncertain business conditions).

     SUNAMERICA SMALL COMPANY GROWTH FUND

     PERFORMANCE
              SunAmerica Small Company Growth Fund has benefitted from changes made last March including the addition of Donna Calder to SunAmerica's Small-Cap Equity team. Unfortunately, however, the Fund couldn't entirely escape the highly volatile market and its effect on small company stock valuations. The average loss for the Lipper peer group for the year ended September 30, 1998 was 20.58% and the SunAmerica Small Company Growth Class A was down 25.00%. (Neither return reflects the impact of sales charges.)
              Management restructured the portfolio mid-year to assume a more defensive posture. Your fund benefited from this strategy as economic and financial conditions worsened. The results of this move are demonstrated in the Fund's relative performance. Class A Shares of your Fund ranked in the top 35% of its peer group year-to-date, according to Lipper Analytical Services.
              Management believes that now may be the time for long-term investment in small-cap companies. The current valuations of these stocks are quite compelling and many of the fundamentals remain intact. The long-term trends driving the performance of these stocks are evident and we believe many leading small-cap companies, whose stocks are now priced cheaply, may offer strong growth prospects over the next three to five years.

     PORTFOLIO REVIEW
              SunAmerica Small Company Growth Fund seeks capital appreciation by investing primarily in equity securities of small, lesser known or new growth companies or industries, such as telecommunications, broadcasting and media and biotechnology. These companies typically have market capitalizations of $1 billion or less and have achieved, or are expected to achieve, growth or earnings over various major business cycles.
              The Fund was restructured to reduce the names in the portfolio to 84, in order to better focus on the leaders and direct beneficiaries of the positive trends occurring in the technology, telecommunications, media and financial services sectors. We also built up a cash position in preparation for new investment prospects.

     WINNERS AND LOSERS
             Your Fund has been able to capitalize on leading Internet stocks ranging from small-company names including CMG Information Services and Double Click to larger companies such as America Online and Yahoo. As you may recall, the Fund has the ability to invest up to the 25% of assets in larger companies under special situations which, we believe, are likely to enhance the Fund's performance and counter adverse effects of small-company market volatility. As such, your Portfolio profited from holdings including Apple Computer and Niagara Mohawk, a New York State utility that benefited from deregulation as well as a restructuring. Other big winners in your Fund included: Sepracor, a company that develops and commercializes potentially improved versions of widely-prescribed drugs such as Claritin, as well as American Disposal Services (which has recently merged with Allied Waste).
             As we mentioned earlier, the small-cap market has been under severe pressure. The Fund had its share of setbacks and accepted losses from holdings such as Checkpoint Software, Star Telecom, Startek Global (a telecommunications services concern) and Novoste, (a cardiovascular device manufacturer).
             There are also a number of holdings in the Fund that have shown a loss on paper, however, we have not realized these losses and continue to believe in the underlying fundamentals of these small-company issues. We hope to profit from these holdings in the future. Names include Intermedia Communications Inc., (a leading competitive local exchange carrier offering telecommunications services to business customers) and Cinar Films, (a Canadian company specializing in producing children's television programs, including the number one rated show, Arthur, which airs on PBS).
             Due to current market conditions and stock valuations, the SunAmerica Small Company Equity Team anticipates future gains from current portfolio holdings and attractive investment opportunities in this market.

     SUNAMERICA GROWTH AND INCOME FUND

     PERFORMANCE
              SunAmerica Growth & Income Fund has posted strong gains compared to its peers for the past three years. Your high-rated portfolio's performance ranks in the top 3% of all Growth & Income funds over the three years through the end of the third quarter, according to Lipper Analytical Services. In addition, the Fund also ranked in the top 23% for the latest month through the end of September and the top 35% on a year-to-date basis. Growth and Income Class A posted a cumulative gain of 5.53% compared to a loss of 1.09% for the Lipper category, for the year ended September 30, 1998. (Neither return reflects the impact of sales charges.)
              Two strategic decisions have spurred this strong performance.
            First, your Fund benefited from a reduction of the portfolio's holdings to 86 names from 140. Moreover, its consistent performance benefited from a "sector neutral" approach to stock selection. This means management strives to lessen downside market exposure by investing across multiple sectors.

     PORTFOLIO REVIEW
              SunAmerica Growth & Income Fund seeks capital appreciation and current income by investing primarily in dividend-paying common stocks. It normally buys stock of companies of any size, but will generally look for stocks that pay dividends and offer the potential for capital growth.
              Your portfolio concentrates on high-yielding, high-growth
            companies that have generated consistent double-digit returns in varied economic environments. Emphasis is on the telecommunications, healthcare and technology sectors. Top holdings include MCI WorldCom, Pfizer, IBM and Tyco International.
              In restructuring the portfolio, we reduced the Fund's number of holdings to 86 and have lowered our exposure to the Real Estate Investment Trust sector due to concern about future growth potential. Your portfolio has benefited from the utilities sector as well as large energy concerns including Exxon, Chevron and Mobil Oil. These names offer solid yields and attractive growth. Going forward, we will be looking to increase our weightings in the financial sector as the Federal Reserve Bank becomes increasingly proactive about providing liquidity and focusing on growth measures. For example, the stocks of regional banks such as Bank of New York, Fleet

           Bank, Mellon Bancorp and First Union offer attractive yields and growth prospects at extremely inexpensive valuations.

     WINNERS AND LOSERS
             Top performers include Pfizer and Merck & Co. on the pharmaceuticals side and Dell and IBM on the technology side. Peco Energy, Enron, Consolidated Natural Gas and Philip Morris are other big winners in your Portfolio.
             As you might expect, the portfolio did contain some disappointments. We sold positions in Savings & Loan Mortgage Association (SLMA) securities, Federated Department Stores, and JC Penney because of lagging underlying fundamentals. In contrast, while the portfolio also suffered from investments in Carnival Corp., we continue to maintain our position. We are convinced that deteriorating consumer confidence will not impact this aspect of leisure spending and the stock's performance will rebound. In fact, 1999 bookings already look quite strong.

     SUNAMERICA "DOGS" OF WALL STREET FUND

     INTRODUCING OUR NEW PORTFOLIO
              SunAmerica Asset Management this year introduced the SunAmerica
            "Dogs" of Wall Street Fund to provide investors with a value strategy of investing with a twist. Your Fund capitalizes on the traditional "Dogs" of the Dow theory, but offers greater diversity, higher total return possibilities, and potentially lower risk. In addition to the 10 highest yielding stocks of the Dow, your Fund invests in 20 other highest-yielding companies among the 400 largest industrial companies. Each boasts $1 billion or more in market capitalization plus high growth and earnings rankings from an independent ranking agency. Although past performance is not an indication of future results, SunAmerica's "Dogs" of Wall Street strategy's annual average compounded return would have been slightly over 31% in 1997, slightly over 29% on a three-year basis and slightly over 21% on a five-year basis.

     GENERAL "DOGS" PERFORMANCE
              Since the market began retreating in July, the "Dogs" of the Dow stocks have provided investors with good downside protection. The group was up 2.7% (including dividends) through the third quarter of this year, compared to 1% for the Dow Jones Industrial Average. To offer historical perspective, the "Dogs" gained about 2% during the bear market of 1973-1974, while the Dow was off 30%.
              Another measure of the "Dogs" stocks is yield. The "Dogs"
            currently pay dividends averaging 3%, compared to the 1.9% yield on the Dow. General Motors stock yields 4% and Philip Morris yields 3.6%. In addition, many "Dogs" stocks are selling at attractively low Price/Earnings multiples -- Philip Morris at 14 and GM at around 6, based on anticipated 1999 earnings.

     PORTFOLIO REVIEW
              SunAmerica "Dogs" of Wall Street Fund seeks total return
            (including capital appreciation and current income) through a passively managed strategy resulting in a concentrated value approach to investing which promotes consistent investing regardless of market conditions. It is designed to provide a long-term growth component through exposure to blue chip companies with proven track records. The "Dogs" strategy offers a contrarian investment approach, which may fare well in the current market environment because value stocks have been out of favor and thus provide attractive investment opportunities. In addition, a well-diversified portfolio should contain a value component.
             Given the disciplined nature of our investment strategy, employing precise stock selection criteria analyzing the underlying fundamentals of the stock market or individual stocks are not considered a primary concern in the management of the "Dogs" of Wall Street Fund.

     PORTFOLIO CHARACTERISTICS

                                                 MEDIAN      PRICE/
                                    NUMBER   CAPITALIZATION EARNINGS
                                   OF STOCKS  ($BILLIONS)    RATIO
           "DOGS" OF WALL STREET
            FUND                       30         14.0        21.3
           DOW 10 PORTFOLIO            10         44.0        21.4


     IF YOU WOULD LIKE ADDITIONAL INFORMATION:

           [_] CALL FAST FACTS -- CALL OUR 24-HOUR AUTOMATED ACCOUNT AND FUND INFORMATION HOTLINE AT 800-654-4760.

           [_] VISIT SUNAMERICA ON THE WORLD WIDE WEB. VISIT OUR SITE AT WWW.SUNAMFUNDS.COM FOR MORE UP-TO-DATE INFORMATION.

                            SUNAMERICA MUTUAL FUNDS
                     THANKS YOU FOR YOUR CONTINUED SUPPORT.

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1998


                            BALANCED     BLUE CHIP      MID-CAP    SMALL COMPANY   GROWTH AND    "DOGS" OF
                             ASSETS        GROWTH       GROWTH        GROWTH         INCOME     WALL STREET
                              FUND          FUND         FUND          FUND           FUND         FUND
                          ----------------------------------------------------------------------------------
ASSETS:
Investments securities,
 at value*..............  $319,254,090  $ 97,620,414  $47,534,013  $127,372,539   $122,856,638  $55,018,295
Short-term securities*..            --            --           --            --         49,750           --
Repurchase agreements
 (cost equals market)...    34,469,000    10,865,000    1,938,000    38,447,000     13,902,000      257,000
Cash....................        44,589           215          697           223            272      106,315
Interest and dividends
 receivable.............     1,639,110        89,156       36,410        31,259        114,198      109,250
Receivable for
 investments sold.......       841,789            --    2,498,319     4,307,616             --           --
Receivable for shares of
 beneficial interest
 sold...................       510,696       347,549      274,035        52,751        580,297    2,257,982
Prepaid expenses........        10,823        32,195        5,962        15,047          7,747       55,872
Deferred organizational
 expenses...............            --            --           --            --            203           --
Receivable from
 investment adviser.....            --            --           --         5,286          3,686       28,565
                          ------------  ------------  -----------  ------------   ------------  -----------
  Total assets..........   356,770,097   108,954,529   52,287,436   170,231,721    137,514,791   57,833,279
                          ------------  ------------  -----------  ------------   ------------  -----------
LIABILITIES:
Payable for shares of
 beneficial interest
 redeemed...............       435,878        71,009       38,332       359,534         42,700        8,994
Accrued expenses........       271,854       126,239       87,682       202,682        119,816       51,908
Investment advisory and
 management fees
 payable................       216,259        65,816       28,624       104,059         82,387       14,022
Distribution and service
 maintenance fees
 payable................       189,109        49,750       18,522        81,762         79,901       31,991
Dividends payable.......        62,831            --           --            --             --           --
Payable for investments
 purchased..............            --            --    3,650,349     1,379,657             --    1,212,303
Written options at value
 (proceeds $649,698 on
 Small Company Growth)..            --            --           --       729,500             --           --
                          ------------  ------------  -----------  ------------   ------------  -----------
  Total liabilities.....     1,175,931       312,814    3,823,509     2,857,194        324,804    1,319,218
                          ------------  ------------  -----------  ------------   ------------  -----------
    Net assets..........  $355,594,166  $108,641,715  $48,463,927  $167,374,527   $137,189,987  $56,514,061
                          ============  ============  ===========  ============   ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    197,305  $     59,211  $    30,160  $     88,965   $    108,068  $    51,189
Paid-in capital.........   282,347,132    85,172,302   40,298,327   158,441,241    121,988,753   60,750,415
                          ------------  ------------  -----------  ------------   ------------  -----------
                           282,544,437    85,231,513   40,328,487   158,530,206    122,096,821   60,801,604
Accumulated
 undistributed net
 investment income
 (loss).................       (85,057)      (12,409)      (6,950)      (28,365)        (5,954)     234,485
Accumulated
 undistributed net
 realized gain on
 investments, foreign
 currency and other
 assets and liabilities.    23,387,622     6,773,487    3,419,179    10,474,869      4,562,107           --
Net unrealized
 appreciation
 (depreciation) of
 investments............    49,747,164    16,649,124    4,723,211    (1,522,381)    10,537,013   (4,522,028)
Net unrealized
 depreciation on written
 options contracts......            --            --           --       (79,802)            --           --
                          ------------  ------------  -----------  ------------   ------------  -----------
    Net assets..........  $355,594,166  $108,641,715  $48,463,927  $167,374,527   $137,189,987  $56,514,061
                          ============  ============  ===========  ============   ============  ===========
*Identified cost
Investment securities...  $269,506,926  $ 80,971,290  $42,810,802  $128,894,920   $112,319,299  $59,540,323
                          ============  ============  ===========  ============   ============  ===========
Short-term securities...            --            --           --            --   $     50,076           --
                          ============  ============  ===========  ============   ============  ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1998 -- (CONTINUED)


                            BALANCED    BLUE CHIP    MID-CAP   SMALL COMPANY GROWTH AND   "DOGS" OF
                             ASSETS      GROWTH      GROWTH       GROWTH       INCOME    WALL STREET
                              FUND        FUND        FUND         FUND         FUND        FUND
                             -----------------------------------------------------------------------
CLASS A (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............  $189,667,959 $72,535,570 $38,437,342 $105,243,111  $57,128,985 $16,671,775
Shares of beneficial
 interest issued and
 outstanding............    10,519,109   3,897,584   2,369,890    5,510,694    4,463,782   1,507,576
Net asset value and
 redemption price per
 share..................  $      18.03 $     18.61 $     16.22 $      19.10  $     12.80 $     11.06
Maximum sales charge
 (5.75% of offering
 price).................          1.10        1.14        0.99         1.16         0.78        0.67
                          ------------ ----------- ----------- ------------  ----------- -----------
Maximum offering price
 to public..............  $      19.13 $     19.75 $     17.21 $      20.26  $     13.58 $     11.73
                          ============ =========== =========== ============  =========== ===========
CLASS B (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............  $165,926,207 $36,106,145 $10,026,585 $ 61,398,079  $79,004,085 $19,734,004
Shares of beneficial
 interest issued and
 outstanding............     9,211,366   2,023,562     646,152    3,347,400    6,259,325   1,788,369
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      18.01 $     17.84 $     15.52 $      18.34  $     12.62 $     11.03
                          ============ =========== =========== ============  =========== ===========
CLASS C (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          -- $    168,485  $   963,496          --
Shares of beneficial
 interest issued and
 outstanding............            --          --          --        9,188       76,408          --
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).            --          --          -- $      18.34  $     12.61          --
                          ============ =========== =========== ============  =========== ===========
CLASS II (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          --           --           -- $20,108,282
Shares of beneficial
 interest issued and
 outstanding............            --          --          --           --           --   1,822,909
Net asset value and
 redemption price per
 share (excluding any
 applicable contigent
 deferred sales charge).            --          --          --           --           -- $     11.03
Maximum sales charge
 (1.00% of offering
 price).................            --          --          --           --           --        0.11
                          ------------ ----------- ----------- ------------  ----------- -----------
Maximum offering price
 to public..............            --          --          --           --           -- $     11.14
                          ============ =========== =========== ============  =========== ===========
CLASS Z (UNLIMITED
 SHARES AUTHORIZED):
Net assets..............            --          --          -- $    564,852  $    93,421          --
Shares of beneficial
 interest issued and
 outstanding............            --          --          --       29,216        7,276          --
Net asset value,
 offering and redemption
 price per share........            --          --          -- $      19.33  $     12.84          --
                          ============ =========== =========== ============  =========== ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 1998

                             BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY  GROWTH AND   "DOGS" OF
                              ASSETS       GROWTH      GROWTH        GROWTH        INCOME    WALL STREET
                               FUND         FUND        FUND          FUND          FUND        FUND
                                -------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $ 8,050,065  $  198,532  $   145,326  $    898,624   $  267,943  $    18,026
 Dividends (net of
  withholding taxes of
  $19,920, $7,282, $0,
  $1,760, $8,172 and
  $3,242, respectively)...    2,977,204   1,281,746      336,760       805,043    1,836,811      307,479
                            -----------  ----------  -----------  ------------   ----------  -----------
 Total investment income..   11,027,269   1,480,278      482,086     1,703,667    2,104,754      325,505
                            -----------  ----------  -----------  ------------   ----------  -----------
Expenses:
 Investment advisory and
  management fees.........    2,704,740     844,891      412,690     1,818,045      977,786       39,290
 Distribution and service
  maintenance fees--Class
  A.......................      645,087     257,768      151,368       515,835      200,444       16,281
 Distribution and service
  maintenance fees--Class
  B.......................    1,770,905     390,042      117,776       939,577      728,174       34,839
 Distribution and service
  maintenance fees--Class
  C.......................           --          --           --         1,105        2,563           --
 Distribution and service
  maintenance fees--Class
  II......................           --          --           --            --           --       30,904
 Transfer agent fees and
  expenses--Class A.......      523,992     200,307      113,919       408,271      151,273       13,489
 Transfer agent fees and
  expenses--Class B.......      452,068     108,473       34,251       243,036      178,476       10,301
 Transfer agent fees and
  expenses--Class C.......           --          --           --         1,570        3,022           --
 Transfer agent fees and
  expenses--Class II......           --          --           --            --           --        9,146
 Transfer agent fees and
  expenses--Class Z.......        8,816          --           --        17,640        6,020           --
 Custodian fees and
  expenses................      126,300      73,135       69,000       125,460       87,535        9,994
 Registration fees--Class
  A.......................       21,385      12,850       12,618        19,170        9,910        6,248
 Registration fees--Class
  B.......................       20,100       6,661        6,814        16,296       15,833        9,363
 Registration fees--Class
  C.......................           --          --           --        13,772       15,583           --
 Registration fees--Class
  II......................           --          --           --            --           --        5,704
 Registration fees--Class
  Z.......................          175          --           --         1,421        1,884           --
 Trustee's fees and
  expenses................       37,426      11,466        6,594        27,630       12,740          575
 Printing expense.........       30,615      14,465        5,425        32,220       10,200        2,570
 Audit and tax consulting
  fees....................       27,470      35,110       34,855        31,120       34,600       13,075
 Legal fees and expenses..        5,230       5,150        2,775         4,785        1,825        2,300
 Insurance expense........        4,869       1,368          816         3,941          760            4
 Interest expense.........        2,899          --        5,179        33,733          971           --
 Amortization of
  organizational expenses.           --          --           --            --          277           --
 Miscellaneous expenses...        5,189       2,163        1,621         4,340        2,118          795
                            -----------  ----------  -----------  ------------   ----------  -----------
 Total expenses...........    6,387,266   1,963,849      975,701     4,258,967    2,441,994      204,878
 Less: expenses
  reimbursed by
  investment adviser......       (8,754)         --           --       (32,661)     (25,805)     (55,500)
                            -----------  ----------  -----------  ------------   ----------  -----------
 Net expenses.............    6,378,512   1,963,849      975,701     4,226,306    2,416,189      149,378
                            -----------  ----------  -----------  ------------   ----------  -----------
Net investment income
 (loss)...................    4,648,757    (483,571)    (493,615)   (2,522,639)    (311,435)     176,127
                            -----------  ----------  -----------  ------------   ----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain on
 investments..............   24,425,420   7,610,662    5,342,697    20,153,760    5,999,035           --
Net realized gain (loss)
 on option contracts......           --          --      182,906      (141,399)          --           --
Net realized gain on
 foreign currency and
 other assets
 and liabilities..........           --           6           42            --           --           --
Net change in unrealized
 appreciation/depreciation
 on investments...........    1,642,258  (1,920,853)  (6,869,735)  (82,111,504)    (864,910)  (4,522,028)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................           --          --           --       (79,802)          --           --
                            -----------  ----------  -----------  ------------   ----------  -----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   26,067,678   5,689,815   (1,344,090)  (62,178,945)   5,134,125   (4,522,028)
                            -----------  ----------  -----------  ------------   ----------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS..........  $30,716,435  $5,206,244  $(1,837,705) $(64,701,584)  $4,822,690  $(4,345,901)
                            ===========  ==========  ===========  ============   ==========  ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS


                             BALANCED ASSETS FUND          BLUE CHIP GROWTH FUND          MID-CAP GROWTH FUND
                          ----------------------------  ----------------------------  ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                              1998           1997           1998           1997           1998          1997
                          -------------  -------------  -------------  -------------  ------------- -------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................  $  4,648,757   $  5,015,077   $   (483,571)  $   (335,991)   $  (493,615)  $  (562,601)
 Net realized gain on
  investments...........    24,425,420     34,784,767      7,610,662     13,956,312      5,342,697    10,239,030
 Net realized gain on
  option contracts......            --             --             --             --        182,906            --
 Net realized gain on
  foreign currency,
  other assets and
  liabilities...........            --             --              6             --             42            --
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........     1,642,258     31,289,347     (1,920,853)    12,669,963     (6,869,735)      984,447
                          ------------   ------------   ------------   ------------    -----------   -----------
Net increase (decrease)
 in net assets resulting
 from operations........    30,716,435     71,089,191      5,206,244     26,290,284     (1,837,705)   10,660,876
                          ------------   ------------   ------------   ------------    -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)......    (3,066,976)    (2,846,051)            --             --             --            --
 From net investment
  income (Class B)......    (1,812,490)    (2,063,991)            --             --             --            --
 From net investment
  income (Class Z)......        (2,188)          (641)            --             --             --            --
 From net realized gains
  on investments
  (Class A).............   (16,001,494)   (14,835,171)    (8,287,237)    (7,108,685)    (7,536,397)   (1,856,886)
 From net realized gains
  on investments
  (Class B).............   (16,263,710)   (17,300,021)    (4,747,751)    (5,010,638)    (2,258,592)     (619,105)
 From net realized gains
  on investments
  (Class Z).............       (35,253)          (994)            --             --             --            --
                          ------------   ------------   ------------   ------------    -----------   -----------
Total dividends and
 distributions to
 shareholders...........   (37,182,111)   (37,046,869)   (13,034,988)   (12,119,323)    (9,794,989)   (2,475,991)
                          ------------   ------------   ------------   ------------    -----------   -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 6)..    19,370,777     (9,585,219)    11,025,071      3,081,521        266,590    (4,043,040)
                          ------------   ------------   ------------   ------------    -----------   -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    12,905,101     24,457,103      3,196,327     17,252,482    (11,366,104)    4,141,845
NET ASSETS:
Beginning of period.....   342,689,065    318,231,962    105,445,388     88,192,906     59,830,031    55,688,186
                          ------------   ------------   ------------   ------------    -----------   -----------
End of period [including
 undistributed net
 investment income
 (loss) for
 September 30, 1998 and
 September 30, 1997 of
 ($85,057), $91,715;
 ($12,409), ($8,538);
 ($6,950), and ($4,811),
 respectively]..........  $355,594,166   $342,689,065   $108,641,715   $105,445,388    $48,463,927   $59,830,031
                          ============   ============   ============   ============    ===========   ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 STATEMENT OF CHANGES IN NET ASSETS

                             SMALL COMPANY GROWTH FUND      GROWTH AND INCOME FUND      "DOGS" OF WALL STREET
                            ----------------------------  ----------------------------  ---------------------
                            FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR      FOR THE PERIOD
                                ENDED          ENDED          ENDED          ENDED          JUNE 8, 1998*
                            SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,         THROUGH
                                1998           1997           1998           1997        SEPTEMBER 30, 1998
                            -------------  -------------  -------------  -------------  ---------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income
  (loss)..................  $  (2,522,639) $ (3,953,450)  $   (311,435)  $     73,082        $   176,127
 Net realized gain on
  investments.............     20,153,760    32,482,170      5,999,035     10,454,215                 --
 Net realized loss on
  option contracts........       (141,399)      (72,208)            --             --                 --
 Net realized loss on
  foreign currency, other
  assets and liabilities..             --            --             --             (8)                --
 Net change in unrealized
  appreciation/depreciation
  on investments..........    (82,111,504)   23,022,865       (864,910)     9,603,085         (4,522,028)
 Net change in unrealized
  appreciation/depreciation
  on written option
  contracts...............        (79,802)           --             --             --                 --
                            -------------  ------------   ------------   ------------        -----------
Net increase (decrease) in
 net assets resulting from
 operations...............    (64,701,584)   51,479,377      4,822,690     20,130,374         (4,345,901)
                            -------------  ------------   ------------   ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income (Class A)........             --            --             --        (72,848)                --
 From net investment
  income (Class B)........             --            --             --        (30,158)                --
 From net realized gains
  on investments (Class
  A)......................    (15,001,692)   (5,628,252)    (5,129,665)    (1,193,264)                --
 From net realized gains
  on investments (Class
  B)......................    (10,065,127)   (3,985,469)    (6,103,333)      (917,178)                --
 From net realized gains
  on investments (Class
  Z)......................       (106,214)       (7,070)            --             --                 --
                            -------------  ------------   ------------   ------------        -----------
Total dividends and
 distributions to
 shareholders.............    (25,173,033)   (9,620,791)   (11,232,998)    (2,213,448)                --
                            -------------  ------------   ------------   ------------        -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE 6)....    (53,359,166)    2,343,256     40,851,375     49,829,973         60,859,962
                            -------------  ------------   ------------   ------------        -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS............   (143,233,783)   44,201,842     34,441,067     67,746,899         56,514,061
NET ASSETS:
Beginning of period.......    310,608,310   266,406,468    102,748,920     35,002,021                 --
                            -------------  ------------   ------------   ------------        -----------
End of period [including
 undistributed net
 investment income (loss)
 for September 30, 1998
 and September 30, 1997 of
 ($28,365), ($18,299);
 ($5,954), ($2,144);
 $234,485 and $0,
 respectively]............  $ 167,374,527  $310,608,310   $137,189,987   $102,748,920        $56,514,061
                            =============  ============   ============   ============        ===========

*Commencement of Operations

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

BALANCED ASSETS FUND
--------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $15.13    $ 0.30     $ (0.23)   $  0.07    $(0.28)  $(0.30)  $(0.58)   $14.62      0.50%    $ 52,098
9/30/95.........   14.62      0.32        2.51       2.83     (0.45)   (0.58)   (1.03)    16.42     20.68      119,916
9/30/96.........   16.42      0.27        1.39       1.66     (0.28)   (0.99)   (1.27)    16.81     10.65      147,035
9/30/97.........   16.81      0.31        3.43       3.74     (0.31)   (1.75)   (2.06)    18.49     24.81      169,201
9/30/98.........   18.49      0.29        1.29       1.58     (0.30)   (1.74)   (2.04)    18.03      9.32      189,668
                                                                               CLASS B
                                                                               -------
9/30/94.........  $15.13    $ 0.20     $ (0.23)   $ (0.03)   $(0.18)  $(0.30)  $(0.48)   $14.62    (0.14)%    $180,655
9/30/95.........   14.62      0.23        2.51       2.74     (0.36)   (0.58)   (0.94)    16.42     19.96      162,115
9/30/96.........   16.42      0.17        1.38       1.55     (0.18)   (0.99)   (1.17)    16.80      9.93      171,197
9/30/97.........   16.80      0.21        3.43       3.64     (0.21)   (1.75)   (1.96)    18.48     24.09      173,435
9/30/98.........   18.48      0.18        1.28       1.46     (0.19)   (1.74)   (1.93)    18.01      8.62      165,926
-----------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
---------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
10/08/93-
 9/30/94(3).....  $16.24    $ 0.09     $ (0.26)   $ (0.17)   $   --   $(0.65)  $(0.65)   $15.42     (1.05)%   $  3,207
9/30/95.........   15.42      0.02        2.99       3.01        --    (1.09)   (1.09)    17.34     21.29       42,407
9/30/96.........   17.34     (0.03)       2.22       2.19        --    (1.91)   (1.91)    17.62     13.88       51,993
9/30/97.........   17.62     (0.02)       5.05       5.03        --    (2.43)   (2.43)    20.22     32.96       67,812
9/30/98.........   20.22     (0.04)       0.91       0.87        --    (2.48)   (2.48)    18.61      5.09       72,536
                                                                               CLASS B
                                                                               -------
9/30/94.........  $16.28    $(0.01)    $ (0.28)   $ (0.29)     $ --   $(0.65)  $(0.65)   $15.34    (1.81)%    $ 71,749
9/30/95.........   15.34     (0.01)       2.89       2.88        --    (1.09)   (1.09)    17.13     20.51       39,533
9/30/96.........   17.13     (0.14)       2.19       2.05        --    (1.91)   (1.91)    17.27     13.17       36,199
9/30/97.........   17.27     (0.13)       4.90       4.77        --    (2.43)   (2.43)    19.61     32.02       37,633
9/30/98.........   19.61     (0.16)       0.87       0.71        --    (2.48)   (2.48)    17.84      4.36       36,106
BALANCED ASSETS FUND
--------------------
                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
9/30/94.........   1.58%            2.00%          141%
9/30/95.........   1.50             2.13           130
9/30/96.........   1.52             1.63           187
9/30/97.........   1.50             1.86           149
9/30/98.........   1.46             1.59            80
9/30/94.........   2.21%            1.36%          141%
9/30/95.........   2.12             1.59           130
9/30/96.........   2.12             1.03           187
9/30/97.........   2.11             1.26           149
9/30/98.........   2.08             0.97            80
-----------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
---------------------
                                RATIO OF NET
                  RATIO OF       INVESTMENT
                  EXPENSES         INCOME
     PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS     TURNOVER
---------------- -------------- --------------- ---------
10/08/93-
 9/30/94(3).....   1.64%(4)(5)      0.65%(4)(5)    170%
9/30/95.........   1.58(5)          0.11(5)        251
9/30/96.........   1.57            (0.18)          269
9/30/97.........   1.54            (0.11)          211
9/30/98.........   1.52            (0.20)           90
9/30/94.........   2.28%           (0.05)%         170%
9/30/95.........   2.22            (0.09)          251
9/30/96.........   2.23            (0.83)          269
9/30/97.........   2.22            (0.77)          211
9/30/98.........   2.17            (0.86)           90

------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                                 9/30/94 9/30/95
                                                                 ------- -------
   Blue Chip Growth Class A.....................................  1.66%   .11%

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND
-------------------
                                         NET
                                     GAIN (LOSS)
                              NET    ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET  INVEST-  MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,     MENT     REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  INCOME       AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD (LOSS)(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $18.03    $  0.04    $ (1.64)   $ (1.60)   $   --   $(2.65)  $(2.65)   $ 13.78    (9.60)%   $ 32,906
9/30/95.........   13.78      (0.08)      4.14       4.06     (0.04)      --    (0.04)     17.80    29.51       37,714
9/30/96.........   17.80      (0.12)      2.21       2.09        --    (2.11)   (2.11)     17.78    12.92       41,904
9/30/97.........   17.78      (0.15)      3.83       3.68        --    (0.80)   (0.80)     20.66    21.54       46,051
9/30/98.........   20.66      (0.13)     (0.78)     (0.91)       --    (3.53)   (3.53)     16.22    (4.20)      38,437
                                                                               CLASS B
                                                                               -------
10/04/93-
 9/30/94(4).....  $18.12    $  0.03    $ (1.80)   $ (1.77)   $   --   $(2.65)  $(2.65)   $ 13.70   (10.56)%   $  4,039
9/30/95.........   13.70      (0.18)      4.08       3.90     (0.02)      --    (0.02)     17.58    28.55        9,544
9/30/96.........   17.58      (0.24)      2.18       1.94        --    (2.11)   (2.11)     17.41    12.16       13,784
9/30/97.........   17.41      (0.28)      3.73       3.45        --    (0.80)   (0.80)     20.06    20.65       13,779
9/30/98.........   20.06      (0.25)     (0.76)     (1.01)       --    (3.53)   (3.53)     15.52    (4.93)      10,027
-----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
-------------------------
                                         NET
                                     GAIN (LOSS)
                              NET    ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET  INVEST-  MENTS (BOTH    FROM    FROM NET  BUTIONS           NET ASSET            NET ASSETS
                  VALUE,     MENT     REALIZED    INVEST-    INVEST-   FROM     TOTAL    VALUE,                END OF
     PERIOD      BEGINNING  INCOME       AND        MENT      MENT    CAPITAL  DISTRI-   END OF     TOTAL      PERIOD
     ENDED       OF PERIOD (LOSS)(2) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS   PERIOD   RETURN(1)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
9/30/94.........  $19.78    $ (0.10)   $ (1.40)   $ (1.50)   $   --   $(1.46)  $(1.46)   $ 16.82   (7.74)%    $ 38,570
9/30/95.........   16.82      (0.04)      8.28       8.24        --    (0.41)   (0.41)     24.65    50.00       89,510
9/30/96.........   24.65      (0.16)      4.29       4.13        --    (4.53)   (4.53)     24.25    19.35      158,567
9/30/97.........   24.25      (0.30)      5.18       4.88        --    (0.86)   (0.86)     28.27    20.84      185,241
9/30/98.........   28.27      (0.18)     (6.59)     (6.77)       --    (2.40)   (2.40)     19.10   (25.00)     105,243
                                                                               CLASS B
                                                                               -------
9/30/94.........  $19.78    $ (0.20)   $ (1.42)   $ (1.62)   $   --   $(1.46)  $(1.46)   $ 16.70   (8.40)%    $ 52,208
9/30/95.........   16.70      (0.16)      8.19       8.03        --    (0.41)   (0.41)     24.32    49.08       68,313
9/30/96.........   24.32      (0.29)      4.20       3.91        --    (4.53)   (4.53)     23.70    18.60      107,839
9/30/97.........   23.70      (0.44)      5.03       4.59        --    (0.86)   (0.86)     27.43    20.08      124,450
9/30/98.........   27.43      (0.33)     (6.36)     (6.69)       --    (2.40)   (2.40)     18.34   (25.52)      61,398
                                                                               CLASS C
                                                                               -------
2/2/98-
 9/30/98(4).....  $21.11    $ (0.19)   $ (2.58)   $ (2.77)   $   --   $   --   $   --    $ 18.34   (13.12)%   $    168
                                                                               CLASS Z
                                                                               -------
10/07/96-
 9/30/97(4).....  $24.61    $ (0.15)   $  4.85    $  4.70    $   --   $(0.86)  $(0.86)   $ 28.45    19.78 %   $    948
9/30/98.........   28.45      (0.07)     (6.65)     (6.72)       --    (2.40)   (2.40)     19.33   (24.64)         565
MID-CAP GROWTH FUND
-------------------
                                RATIO OF NET
                                 INVESTMENT
                  RATIO OF         INCOME
                  EXPENSES         (LOSS)
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
9/30/94.........   1.76%         0.28%            555%
9/30/95.........   1.66         (0.51)            392
9/30/96.........   1.62         (0.69)            307
9/30/97.........   1.64         (0.84)            332
9/30/98.........   1.62         (0.75)            377
10/04/93-
 9/30/94(4).....   2.43%(3)(5)   0.20 %(3)(5)     555%
9/30/95.........   2.31(5)      (0.17)(5)         392
9/30/96.........   2.32         (1.43)            307
9/30/97.........   2.35         (1.56)            332
9/30/98.........   2.33         (1.45)            377
-----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
-------------------------
                                RATIO OF NET
                                 INVESTMENT
                  RATIO OF         INCOME
                  EXPENSES         (LOSS)
     PERIOD      TO AVERAGE      TO AVERAGE    PORTFOLIO
     ENDED       NET ASSETS      NET ASSETS    TURNOVER
---------------- -------------- -------------- ---------
9/30/94.........   1.67%        (0.60)%           411%
9/30/95.........   1.57         (0.22)            351
9/30/96.........   1.53         (0.68)            240
9/30/97.........   1.72         (1.27)            343
9/30/98.........   1.50         (0.79)            292
9/30/94.........   2.31%        (1.23)%           411%
9/30/95.........   2.22         (0.84)            351
9/30/96.........   2.16         (1.30)            240
9/30/97.........   2.34         (1.89)            343
9/30/98.........   2.14         (1.44)            292
2/2/98-
 9/30/98(4).....   2.15%(3)(5)  (1.35)%(3)(5)     292%
10/07/96-
 9/30/97(4).....   1.07%(3)(5)  (0.67)%(3)(5)     343%
9/30/98.........   1.01  (5)    (0.30)  (5)       292

------------
(1) Total return is not annualized and does not reflect sales load
(2) Calculated based upon average shares outstanding
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                                                 9/30/94 9/30/95 9/30/97 9/30/98
                                                 ------- ------- ------- -------
   Mid-Cap Growth Class B.......................  .48%    .17%     --      --
   Small Company Growth Class C.................   --      --      --     13.58%
   Small Company Growth Class Z.................   --      --     2.19%    1.85

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
----------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS            NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL     VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-    END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS    PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  --------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
7/01/94-
 9/30/94(3).....  $ 7.33     $0.07     $ 0.10      $ 0.17    $(0.06)  $   --   $  (0.06)  $ 7.44      2.34%    $ 3,098
9/30/95.........    7.44      0.32       1.08        1.40     (0.30)   (0.15)     (0.45)    8.39     19.53       3,532
9/30/96.........    8.39      0.14       2.50        2.64     (0.17)   (0.39)     (0.56)   10.47     32.59      21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)     (0.47)   13.45     34.18      47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)     (1.35)   12.80      5.53      57,129
                                                                               CLASS B
                                                                               -------
7/06/94-
 9/30/94(3).....  $ 7.33     $0.05     $ 0.11      $ 0.16    $(0.05)  $   --   $  (0.05)  $ 7.44      2.19%    $   229
9/30/95.........    7.44      0.35       1.03        1.38     (0.28)   (0.15)     (0.43)    8.39     19.19       2,538
9/30/96.........    8.39      0.08       2.50        2.58     (0.13)   (0.39)     (0.52)   10.45     31.75      13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)     (0.45)   13.36     33.30      55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)     (1.35)   12.62      4.84      79,004
                                                                               CLASS C
                                                                               -------
2/02/98-
 9/30/98(3).....  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $     --   $12.61    (1.33)%    $   963
                                                                               CLASS Z
                                                                               -------
4/15/98-
 9/30/98(3).....  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $     --   $12.84    (10.52)%   $    93
------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND
--------------------------
                                         NET
                                     GAIN(LOSS)
                                     ON INVEST-    TOTAL    DIVIDENDS DISTRI-
                 NET ASSET    NET    MENTS (BOTH    FROM    FROM NET  BUTIONS            NET ASSET            NET ASSETS
                  VALUE,    INVEST-   REALIZED    INVEST-    INVEST-   FROM     TOTAL     VALUE,                END OF
     PERIOD      BEGINNING   MENT        AND        MENT      MENT    CAPITAL  DISTRI-    END OF     TOTAL      PERIOD
     ENDED       OF PERIOD INCOME(1) UNREALIZED) OPERATIONS  INCOME    GAINS   BUTIONS    PERIOD   RETURN(2)   (000'S)
---------------- --------- --------- ----------- ---------- --------- -------  --------  --------- ---------  ----------
                                                                               CLASS A
                                                                               -------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.07     $(1.51)     $(1.44)   $   --   $   --   $     --   $11.06    (11.52)%   $16,672
                                                                               CLASS B
                                                                               -------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.04     $(1.51)     $(1.47)   $   --   $   --   $     --   $11.03    (11.76)%   $19,734
                                                                               CLASS II
                                                                               --------
6/08/98-
 9/30/98(3).....  $12.50    $ 0.04     $(1.51)     $(1.47)   $   --   $   --   $     --   $11.03    (11.76)%   $20,108
GROWTH AND INCOME FUND
----------------------
                             RATIO OF NET
                  RATIO OF    INVESTMENT
                  EXPENSES      INCOME
     PERIOD      TO AVERAGE   TO AVERAGE   PORTFOLIO
     ENDED       NET ASSETS   NET ASSETS   TURNOVER
---------------- ----------- ------------- ---------
7/01/94-
 9/30/94(3)..... 1.50%(4)(5)  3.48%(4)(5)       8%
9/30/95......... 0.46(5)      4.16(5)         230
9/30/96......... 0.96(5)      1.52(5)         161
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
7/06/94-
 9/30/94(3)..... 2.15%(4)(5)  2.86% (4)(5)      8%
9/30/95......... 0.30(5)      4.48 (5)        230
9/30/96......... 1.58(5)      0.73 (5)        161
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
2/02/98-
 9/30/98(3)..... 2.15%(4)(5) (0.57)%(4)(5)    150%
4/15/98-
 9/30/98(3)..... 0.93%(4)(5)  0.57%(4)(5)     150%
------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND
--------------------------
                             RATIO OF NET
                  RATIO OF    INVESTMENT
                  EXPENSES      INCOME
     PERIOD      TO AVERAGE   TO AVERAGE   PORTFOLIO
     ENDED       NET ASSETS   NET ASSETS   TURNOVER
---------------- ----------- ------------- ---------
6/08/98-
 9/30/98(3)..... 0.95%(4)(5)  1.78%(4)(5)       0%
6/08/98-
 9/30/98(3)..... 1.60%(4)(5)  1.39%(4)(5)       0%
6/08/98-
 9/30/98(3)..... 1.60%(4)(5)  1.45%(4)(5)       0%

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/94 9/30/95 9/30/96 9/30/97 9/30/98
                                         ------- ------- ------- ------- -------
   Growth and Income Class A............   4.48%  2.96%   1.01%   0.22%      --
   Growth and Income Class B............  20.35   5.07    1.14    0.21       --
   Growth and Income Class C............     --     --      --      --     6.99%
   Growth and Income Class Z............     --     --      --      --    28.17
   "Dogs" of Wall Street Class A........     --     --      --      --     0.43
   "Dogs" of Wall Street Class B........     --     --      --      --     0.58
   "Dogs" of Wall Street Class II.......     --     --      --      --     0.50

See Notes to Financial Statements

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998

                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--57.9%
APPAREL & TEXTILES--1.2%
 Gap, Inc. ................................................  55,000 $  2,901,250
 Oakley, Inc.+............................................. 125,000    1,203,125
                                                                    ------------
                                                                       4,104,375
                                                                    ------------
AUTOMOTIVE--1.2%
 Ford Motor Co. ...........................................  40,000    1,877,500
 General Motors Corp. .....................................  45,000    2,460,938
                                                                    ------------
                                                                       4,338,438
                                                                    ------------
BANKS--5.1%
 BankAmerica Corp. ........................................  50,000    2,675,000
 Chase Manhattan Corp......................................  50,000    2,162,500
 Citicorp..................................................  20,000    1,858,750
 First Union Corp..........................................  40,000    2,047,500
 Mellon Bank Corp. ........................................  50,000    2,753,125
 Summit Bancorp............................................ 177,500    6,656,250
                                                                    ------------
                                                                      18,153,125
                                                                    ------------
BUSINESS SERVICES--1.1%
 American Express Co.......................................  50,000    3,881,250
                                                                    ------------
CHEMICALS--0.8%
 du Pont (E.I.) de Nemours & Co............................  50,000    2,806,250
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--6.7%
 Cisco Systems, Inc.+......................................  90,000    5,563,125
 Dell Computer Corp.+......................................  80,000    5,260,000
 EMC Corp.+................................................  70,000    4,003,125
 Hewlett-Packard Co........................................  25,000    1,323,438
 International Business Machines Corp. ....................  40,000    5,120,000
 Micron Technology, Inc.+..................................  85,000    2,587,187
                                                                    ------------
                                                                      23,856,875
                                                                    ------------
CONGLOMERATE--3.7%
 General Electric Co....................................... 100,000    7,956,250
 Schlumberger Ltd..........................................  40,000    2,012,500
 United Technologies Corp..................................  40,000    3,057,500
                                                                    ------------
                                                                      13,026,250
                                                                    ------------
DEPARTMENT STORES--1.2%
 Wal-Mart Stores, Inc......................................  80,000    4,370,000
                                                                    ------------
ELECTRONICS--2.5%
 Intel Corp................................................  50,000    4,287,500
 Motorola, Inc.............................................  35,000    1,494,063
 Texas Instruments, Inc....................................  55,000    2,901,250
                                                                    ------------
                                                                       8,682,813
                                                                    ------------
ENERGY SERVICES--3.3%
 Chevron Corp. ............................................  50,000    4,203,125
 Mobil Corp. ..............................................  20,000    1,518,750
 Royal Dutch Petroleum Co..................................  82,500    3,929,062
 Texaco, Inc...............................................  30,000    1,880,625
                                                                    ------------
                                                                      11,531,562
                                                                    ------------

                                                                      VALUE
                  SECURITY DESCRIPTION                     SHARES    (NOTE 2)
FINANCIAL SERVICES--6.7%
 American General Corp...................................   35,000 $  2,235,625
 Associates First Capital Corp., Class A.................   60,000    3,915,000
 Capital One Financial Corp. ............................   30,000    3,105,000
 Equitable Cos., Inc. ...................................   30,000    1,241,250
 Fleet Financial Group, Inc..............................   45,000    3,304,687
 Morgan Stanley, Dean Witter & Co. ......................   35,000    1,507,188
 PaineWebber Group, Inc..................................   50,000    1,500,000
 Providian Financial Corp................................   40,000    3,392,500
 ReliaStar Financial Corp................................   50,300    1,961,700
 Travelers Group, Inc....................................   47,500    1,781,250
                                                                   ------------
                                                                     23,944,200
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--1.3%
 Philip Morris Cos., Inc.................................  100,000    4,606,250
                                                                   ------------
HEALTH SERVICES--0.3%
 Allegiance Corp.........................................   40,000    1,190,000
                                                                   ------------
HOUSEHOLD PRODUCTS--1.9%
 Warner-Lambert Co.......................................   90,000    6,795,000
                                                                   ------------
INSURANCE--0.9%
 Allstate Corp...........................................   80,000    3,335,000
                                                                   ------------
LEISURE & TOURISM--0.7%
 Carnival Corp., Class A.................................   80,000    2,545,000
                                                                   ------------
MEDICAL PRODUCTS--2.0%
 Amgen, Inc.+............................................   35,000    2,644,687
 Johnson & Johnson.......................................   55,000    4,303,750
                                                                   ------------
                                                                      6,948,437
                                                                   ------------
PHARMACEUTICALS--5.8%
 Biogen, Inc.+...........................................   60,000    3,948,750
 Bristol-Myers Squibb Co. ...............................   25,000    2,596,875
 Lilly (Eli) & Co. ......................................   35,000    2,740,937
 Merck & Co., Inc. ......................................   30,000    3,886,875
 Pfizer, Inc. ...........................................   30,000    3,178,125
 Schering-Plough Corp. ..................................   40,000    4,142,500
                                                                   ------------
                                                                     20,494,062
                                                                   ------------
SOFTWARE--2.9%
 BMC Software, Inc.+.....................................   50,000    3,003,125
 Microsoft Corp.+........................................   45,000    4,952,813
 Sun Microsystems, Inc.+.................................   50,000    2,490,625
                                                                   ------------
                                                                     10,446,563
                                                                   ------------
SPECIALTY RETAIL--2.7%
 CVS Corp. ..............................................   70,000    3,066,875
 Dayton Hudson Corp. ....................................   70,000    2,502,500
 Home Depot, Inc. .......................................  100,000    3,950,000
                                                                   ------------
                                                                      9,519,375
                                                                   ------------

 SUNAMERICA BALANCED ASSETS FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--4.5%
 AT&T Corp. ......................................     100,000      $  5,843,750
 Lucent Technologies, Inc. .......................      70,000         4,834,375
 MCI WorldCom, Inc.+..............................     110,000         5,376,250
                                                                    ------------
                                                                      16,054,375
                                                                    ------------
TRANSPORTATION--0.5%
 Burlington Northern Santa Fe Corp. ..............      60,000         1,920,000
                                                                    ------------
UTILITIES--0.9%
 Enron Corp. .....................................      60,000         3,168,750
                                                                    ------------
TOTAL COMMON STOCK
 (cost $162,813,590)..............................                   205,717,950
                                                                    ------------
BONDS & NOTES--16.5%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
 Lockheed Martin Corp.
  7.25% due 5/15/06...............................     $ 4,000         4,400,040
                                                                    ------------
AUTOMOTIVE--1.6%
 Chrysler Corp.
  7.45% due 3/01/27...............................       5,000         5,668,050
                                                                    ------------
BANKS--0.6%
 Chase Manhattan Corp.
  7.88% due 8/01/04...............................       2,000         2,041,080
                                                                    ------------
ELECTRONICS--0.9%
 Texas Instruments, Inc.
  6.13% due 2/01/06...............................       3,000         3,090,390
                                                                    ------------
FINANCIAL SERVICES--10.6%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04...............................       5,000         5,152,700
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08...............................       5,000         5,183,594
 Donaldson, Lufkin & Jenrette, Inc.
  6.88% due 11/01/05..............................       2,000         2,055,340
 Ford Motor Credit Co.
  8.00% due 6/15/02...............................       5,000         5,457,150
 Goldman Sachs Group-L. P.* 6.60% due 7/15/02.....       5,000         5,235,000
 Morgan Stanley, Dean Witter, Discover & Co.
  6.88% due 3/01/07...............................       4,000         4,170,320
 Private Export Funding Corp. 5.87% due 7/31/08...      10,000        10,620,300
                                                                    ------------
                                                                      37,874,404
                                                                    ------------


                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)    (NOTE 2)
FOOD, BEVERAGE & TOBACCO--1.6%
 Hershey Foods Corp.
 7.20% due 8/15/27................................      $ 5,000      $  5,728,600
                                                                     ------------
TOTAL BONDS & NOTES
 (cost $54,866,514)...............................                     58,802,564
                                                                     ------------
U.S. GOVERNMENT AND AGENCIES--15.4%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.5%
 5.63% due 3/15/01................................        5,000         5,120,300
 5.75% due 4/15/03-2/15/08........................        4,620         4,834,064
 6.50% due 9/01/10................................        2,612         2,668,649
                                                                     ------------
                                                                       12,623,013
                                                                     ------------
 SMALL BUSINESS ADMINISTRATION--1.5%
 6.30% due 6/01/18................................        5,000         5,175,000
                                                                     ------------
 U.S. TREASURY BONDS--5.9%
 6.13% due 11/15/27...............................        5,000         5,764,050
 7.50% due 11/15/16...............................          570           725,593
 8.75% due 8/15/20................................        3,800         5,548,608
 12.50% due 8/15/14...............................        5,400         8,887,212
                                                                     ------------
                                                                       20,925,463
                                                                     ------------
 U.S. TREASURY NOTES--4.5%
 5.50% due 1/31/03................................        7,500         7,836,300
 5.88% due 11/15/05...............................        7,500         8,173,800
                                                                     ------------
                                                                       16,010,100
                                                                     ------------
TOTAL U.S. GOVERNMENT AND AGENCIES
 (COST $51,826,822)...............................                     54,733,576
                                                                     ------------
TOTAL INVESTMENT SECURITIES--89.8%
 (cost $269,506,926)..............................                    319,254,090
                                                                     ------------
REPURCHASE AGREEMENTS--9.7%
 Joint Repurchase Agreement with PaineWebber, Inc.
  (Note 2)........................................       14,469        14,469,000
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................       20,000        20,000,000
                                                                     ------------
TOTAL REPURCHASE AGREEMENTS
 (COST $34,469,000)...............................                     34,469,000
                                                                     ------------
TOTAL INVESTMENTS--(COST $303,975,926)............         99.5%      353,723,090
Other assets less liabilities.....................          0.5         1,871,076
                                                        -------      ------------
NET ASSETS--                                              100.0%     $355,594,166
                                                        =======      ============

--------
+ Non-income producing security
* Resale restricted to qualified institutional buyers

See Notes to Financial Statements

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--89.9%
APPAREL & TEXTILES--2.4%
 Gap, Inc. ................................................  30,000 $  1,582,500
 Oakley, Inc.+............................................. 100,000      962,500
                                                                    ------------
                                                                       2,545,000
                                                                    ------------
AUTOMOTIVE--2.4%
 Ford Motor Co. ...........................................  30,000    1,408,125
 General Motors Corp. .....................................  22,000    1,203,125
                                                                    ------------
                                                                       2,611,250
                                                                    ------------
BANKS--6.6%
 BankAmerica Corp. ........................................  15,000      802,500
 Chase Manhattan Corp. ....................................  30,000    1,297,500
 Citicorp. ................................................  12,000    1,115,250
 First Union Corp. ........................................  20,000    1,023,750
 Mellon Bank Corp. ........................................  25,000    1,376,562
 Summit Bancorp. ..........................................  40,000    1,500,000
                                                                    ------------
                                                                       7,115,562
                                                                    ------------
BUSINESS SERVICES--1.4%
 American Express Co. .....................................  20,000    1,552,500
                                                                    ------------
CHEMICALS--0.8%
 du Pont (E.I.) de Nemours & Co. ..........................  15,000      841,875
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--12.8%
 Cisco Systems, Inc.+......................................  52,500    3,245,156
 Dell Computer Corp.+......................................  54,000    3,550,500
 EMC Corp.+................................................  40,000    2,287,500
 Hewlett-Packard Co. ......................................  10,000      529,375
 International Business Machines Corp. ....................  25,000    3,200,000
 Micron Technology, Inc.+..................................  37,000    1,126,188
                                                                    ------------
                                                                      13,938,719
                                                                    ------------
CONGLOMERATE--4.9%
 General Electric Co. .....................................  40,000    3,182,500
 Schlumberger Ltd. ........................................  20,000    1,006,250
 United Technologies Corp. ................................  15,000    1,146,562
                                                                    ------------
                                                                       5,335,312
                                                                    ------------
DEPARTMENT STORES--1.5%
 Wal-Mart Stores, Inc. ....................................  30,000    1,638,750
                                                                    ------------
ELECTRONICS--4.2%
 Intel Corp. ..............................................  25,000    2,143,750
 Motorola, Inc. ...........................................  25,000    1,067,188
 Texas Instruments, Inc. ..................................  25,000    1,318,750
                                                                    ------------
                                                                       4,529,688
                                                                    ------------

                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
ENERGY SOURCES--4.4%
 Chevron Corp. ............................................. 20,000 $  1,681,250
 Mobil Corp. ............................................... 10,000      759,375
 Royal Dutch Petroleum Co. ................................. 30,000    1,428,750
 Texaco, Inc. .............................................. 15,000      940,312
                                                                    ------------
                                                                       4,809,687
                                                                    ------------
FINANCIAL SERVICES--8.4%
 American General Corp. .................................... 15,000      958,125
 Associates First Capital Corp., Class A.................... 25,000    1,631,250
 Capital One Financial Corp. ............................... 15,000    1,552,500
 Equitable Cos., Inc. ...................................... 10,000      413,750
 Fleet Financial Group, Inc. ............................... 15,000    1,101,562
 Morgan Stanley, Dean Witter & Co. ......................... 15,000      645,938
 PaineWebber Group, Inc. ................................... 30,000      900,000
 ReliaStar Financial Corp. ................................. 30,000    1,170,000
 Travelers Group, Inc. ..................................... 20,000      750,000
                                                                    ------------
                                                                       9,123,125
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--1.5%
 Philip Morris Cos., Inc. .................................. 35,000    1,612,188
                                                                    ------------
HOUSEHOLD PRODUCTS--3.1%
 Warner-Lambert Co. ........................................ 45,000    3,397,500
                                                                    ------------
INSURANCE--1.5%
 Allstate Corp. ............................................ 40,000    1,667,500
                                                                    ------------
LEISURE & TOURISM--1.2%
 Carnival Corp., Class A.................................... 40,000    1,272,500
                                                                    ------------
MEDICAL PRODUCTS--3.2%
 Amgen, Inc.+............................................... 20,000    1,511,250
 Johnson & Johnson.......................................... 25,000    1,956,250
                                                                    ------------
                                                                       3,467,500
                                                                    ------------
PHARMACEUTICALS--9.2%
 Biogen, Inc.+.............................................. 25,000    1,645,312
 Bristol-Myers Squibb Co. .................................. 15,000    1,558,125
 Lilly (Eli) & Co. ......................................... 15,000    1,174,688
 Merck & Co., Inc. ......................................... 15,000    1,943,437
 Pfizer, Inc. .............................................. 20,000    2,118,750
 Schering-Plough Corp. ..................................... 15,000    1,553,438
                                                                    ------------
                                                                       9,993,750
                                                                    ------------

 SUNAMERICA BLUE CHIP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
POLLUTION CONTROL--0.8%
 Waste Management, Inc.+.........................       18,125      $    871,133
                                                                    ------------
SOFTWARE--5.6%
 BMC Software, Inc.+.............................       20,000         1,201,250
 HBO & Co. ......................................       50,000         1,443,750
 Microsoft Corp.+................................       20,000         2,201,250
 Sun Microsystems, Inc.+.........................       25,000         1,245,312
                                                                    ------------
                                                                       6,091,562
                                                                    ------------
SPECIALTY RETAIL--4.2%
 CVS Corp. ......................................       40,000         1,752,500
 Dayton Hudson Corp..............................       35,000         1,251,250
 Home Depot, Inc. ...............................       40,000         1,580,000
                                                                    ------------
                                                                       4,583,750
                                                                    ------------
TELECOMMUNICATIONS--7.7%
 AT&T Corp. .....................................       45,000         2,629,687
 Frontier Corp. .................................       40,000         1,095,000
 Lucent Technologies, Inc. ......................       35,000         2,417,188
 MCI WorldCom, Inc.+.............................       45,000         2,199,375
                                                                    ------------
                                                                       8,341,250
                                                                    ------------
TRANSPORTATION--0.9%
 Burlington Northern Santa Fe Corp. .............       30,000           960,000
                                                                    ------------
UTILITIES--1.2%
 Enron Corp. ....................................       25,000         1,320,313
                                                                    ------------
TOTAL INVESTMENT SECURITIES--89.9%
  (cost $80,971,290).............................                     97,620,414
                                                                    ------------
REPURCHASE AGREEMENT--10.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $10,865,000)..............................      $10,865        10,865,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $91,836,290)..............................         99.9%      108,485,414
Other assets less liabilities....................          0.1           156,301
                                                       -------      ------------
NET ASSETS--                                             100.0%     $108,641,715
                                                       =======      ============

--------
+Non-income producing security

See Notes to Financial Statements

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES  (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--98.1%
APPAREL & TEXTILES--0.8%
 Oakley, Inc.+............................................. 40,000 $   385,000
                                                                   -----------
BANKS--4.3%
 Compass Bancshares, Inc................................... 13,000     429,000
 First American Corp....................................... 12,000     460,500
 North Fork Bancorp., Inc.................................. 22,000     440,000
 Union Planters Corp....................................... 15,000     753,750
                                                                   -----------
                                                                     2,083,250
                                                                   -----------
BROADCASTING & MEDIA--2.5%
 Cinar Films, Inc., Class B+............................... 27,200     487,900
 Comcast Corp., Class A.................................... 15,000     704,063
                                                                   -----------
                                                                     1,191,963
                                                                   -----------
BUSINESS SERVICES--7.2%
 American Bank Note Holographics, Inc.+.................... 20,000     157,500
 BISYS Group, Inc.+........................................ 12,000     529,500
 CMG Information Services, Inc.+...........................  7,000     372,750
 Equifax, Inc.............................................. 10,000     356,875
 Liberty Media Group, Series A+............................ 20,000     733,750
 Paychex, Inc.............................................. 15,000     773,437
 Professional Detailing, Inc.+............................. 20,000     560,000
                                                                   -----------
                                                                     3,483,812
                                                                   -----------
COMMUNICATION EQUIPMENT--0.9%
 General Instrument Corp.+................................. 20,000     432,500
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT--8.5%
 Apple Computer, Inc.+..................................... 36,000   1,372,500
 Dell Computer Corp. +..................................... 15,000     986,250
 EMC Corp. +............................................... 20,000   1,143,750
 Rambus, Inc.+............................................. 10,000     640,000
                                                                   -----------
                                                                     4,142,500
                                                                   -----------
ELECTRONICS--2.2%
 Tandy Corp................................................ 10,000     535,000
 Teradyne, Inc.+........................................... 30,000     547,500
                                                                   -----------
                                                                     1,082,500
                                                                   -----------
ENERGY SERVICES--5.7%
 Diamond Offshore Drilling, Inc............................ 10,000     260,000
 Dominion Resources, Inc................................... 10,000     446,250
 Global Industries Ltd.+................................... 10,000     115,625
 Halliburton Co............................................ 10,000     285,625
 Ipalco Enterprises, Inc. ................................. 23,000   1,082,438
 Transocean Offshore, Inc.................................. 10,000     346,875
 Weatherford International, Inc............................ 10,000     216,250
                                                                   -----------
                                                                     2,753,063
                                                                   -----------
HEALTH SERVICES--3.5%
 Allegiance Corp........................................... 20,000     595,000
 HealthCare Financial Partners, Inc.+......................  6,900     289,800
 IDX Systems Corp.+........................................ 15,000     795,000
                                                                   -----------
                                                                     1,679,800
                                                                   -----------

                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
HOUSEHOLD PRODUCTS--3.5%
 American Home Products Corp................................. 11,000 $   576,125
 Warner-Lambert Co........................................... 15,000   1,132,500
                                                                     -----------
                                                                       1,708,625
                                                                     -----------
INSURANCE--0.9%
 Reliance Group Holdings, Inc................................ 30,000     421,875
                                                                     -----------
MEDICAL PRODUCTS--10.5%
 Agouron Pharmaceuticals, Inc.+.............................. 20,000     688,750
 Amgen, Inc.+................................................ 10,000     755,625
 Bard (C.R.), Inc............................................ 10,000     368,750
 Baxter International, Inc................................... 10,000     595,000
 Becton Dickinson & Co....................................... 20,000     822,500
 Incyte Pharmacuticals, Inc.+................................ 20,000     425,000
 Millenium Pharmaceuticals, Inc.+............................ 30,000     521,250
 Pharmacia & Upjohn, Inc..................................... 10,000     501,875
 SmithKline Beecham PLC ADR..................................  5,000     273,750
 Zonagen, Inc.+.............................................. 10,000     155,000
                                                                     -----------
                                                                       5,107,500
                                                                     -----------
PHARMACEUTICALS--9.6%
 Biogen, Inc.+............................................... 20,000   1,316,250
 Centocor, Inc.+............................................. 10,000     396,250
 Medicis Pharmaceutical Corp., Class A+...................... 15,000     594,375
 Merck & Co., Inc............................................ 10,000   1,295,625
 Schering-Plough Corp........................................ 10,000   1,035,625
                                                                     -----------
                                                                       4,638,125
                                                                     -----------
POLLUTION CONTROL--0.8%
 American Disposal Services, Inc.+........................... 10,000     389,375
                                                                     -----------
SOFTWARE--18.5%
 America Online, Inc.+....................................... 10,000   1,112,500
 At Home Corp., Series A+.................................... 12,000     574,500
 Compuware Corp.+............................................ 15,000     883,125
 DST Systems, Inc.+.......................................... 20,000   1,055,000
 HBO & Co.................................................... 15,000     433,125
 J.D. Edwards & Co.+.........................................  2,500     120,000
 Microsoft Corp.+............................................  5,000     550,312
 MicroStrategy, Inc.+........................................ 15,000     562,500
 Novell, Inc.+............................................... 20,000     245,000
 Peregrine Systems, Inc.+.................................... 20,000     805,000
 Segue Software, Inc.+....................................... 60,000     990,000
 Siebel Systems, Inc.+....................................... 30,000     860,625
 SOFTWORKS, Inc.+............................................ 15,000      75,000
 Veritas Software Co.+....................................... 13,000     718,250
                                                                     -----------
                                                                       8,984,937
                                                                     -----------
SPECIALTY RETAIL--1.9%
 CVS Corp. .................................................. 15,000     657,188
 Trans World Entertainment Corp.+............................ 15,000     273,750
                                                                     -----------
                                                                         930,938
                                                                     -----------

 SUNAMERICA MID-CAP GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                       SHARES/
                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--5.4%
 Coyote Network Systems, Inc. ...................       35,000      $   297,500
 Frontier Corp. .................................       20,000          547,500
 MCI WorldCom, Inc.+.............................       20,000          977,500
 Tele-Communications, Inc.,
  Series A+......................................       20,000          782,500
                                                                    -----------
                                                                      2,605,000
                                                                    -----------
UTILITIES--11.4%
 DQE, Inc. ......................................       28,000        1,081,500
 DTE Energy Co. .................................       10,000          451,875
 Montana Power Co. ..............................       10,000          446,875
 New Century Energies, Inc. .....................       10,000          486,875
 Niagara Mohawk Power Corp.+.....................       60,000          922,500
 PP&L Resources, Inc.+...........................       42,000        1,086,750
 TECO Energy, Inc. ..............................       20,000          571,250
 Texas Utilities Co. ............................       10,000          465,625
                                                                    -----------
                                                                      5,513,250
                                                                    -----------
TOTAL INVESTMENT SECURITIES--98.1%
 (cost $42,810,802)..............................                    47,534,013
                                                                    -----------
REPURCHASE AGREEMENT--4.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $1,938,000)...............................       $1,938        1,938,000
                                                                    -----------
TOTAL INVESTMENTS--
 (cost $44,748,802)..............................        102.1%      49,472,013
Liabilities in excess of other assets............         (2.1)      (1,008,086)
                                                        ------      -----------
NET ASSETS--                                             100.0%     $48,463,927
                                                        ======      ===========

--------
 + Non-income producing security
  ADR ("American Depository Receipt")

See Notes to Financial Statements

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--75.3%
APPAREL & TEXTILES--2.3%
 Abercrombie & Fitch Co.+*.................................  58,100 $  2,556,400
 Gerber Childrenswear, Inc.+...............................  79,700      632,619
 Oakley, Inc.+.............................................  74,200      714,175
                                                                    ------------
                                                                       3,903,194
                                                                    ------------
BANKS--2.1%
 Hamilton Bancorp, Inc.+...................................  50,000    1,303,125
 Hibernia Corp., Class A...................................  44,000      635,250
 U.S. Bancorp..............................................  42,000    1,493,625
                                                                    ------------
                                                                       3,432,000
                                                                    ------------
BROADCASTING & MEDIA--5.8%
 Cablevision Systems Corp., Class A+.......................  46,600    2,012,537
 Cinar Films, Inc., Class B+...............................  87,200    1,564,150
 Comcast Corp., Class A....................................  31,200    1,464,450
 HA-LO Industries, Inc.+...................................  80,800    2,363,400
 Jacor Communications, Inc.+...............................  31,700    1,604,813
 Source Media, Inc.+.......................................  21,200      166,950
 SportsLine USA, Inc.+.....................................  26,000      453,375
                                                                    ------------
                                                                       9,629,675
                                                                    ------------
BUSINESS SERVICES--10.4%
 AnswerThink Consulting Group+.............................  65,800    1,188,513
 Caliber Learning Network, Inc.+...........................  23,600      143,075
 CMG Information Services, Inc.+...........................  29,600    1,576,200
 ITT Educational Services, Inc.+...........................  62,800    2,009,600
 Mac-Gray Corp.+........................................... 116,400    1,047,600
 Mohawk Industries, Inc.+..................................  93,200    2,551,350
 Paychex, Inc..............................................  42,500    2,191,406
 ProSoft Development, Inc.+(1)(2)..........................  94,200      312,626
 RCM Technologies, Inc.+................................... 114,400    1,687,400
 Snyder Communications, Inc.+..............................  52,000    1,742,000
 Sylvan Learning Systems, Inc.+............................  49,000    1,145,375
 The Kroll-O'Gara Co.+.....................................  78,900    1,844,287
                                                                    ------------
                                                                      17,439,432
                                                                    ------------
COMMUNICATION EQUIPMENT--0.5%
 AVT Corp.+................................................  34,600      782,825
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--6.0%
 Apple Computer, Inc.+.....................................  95,000    3,621,875
 DoubleClick, Inc.+........................................  43,900    1,048,113
 Entrust Technologies, Inc.+...............................  63,500      940,594
 FORE Systems, Inc.+.......................................  75,000    1,246,875
 Office Depot, Inc.+.......................................  58,600    1,314,837
 Rambus, Inc.+.............................................  29,400    1,881,600
                                                                    ------------
                                                                      10,053,894
                                                                    ------------


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
DEPARTMENT STORES--0.7%
 Wal-Mart Stores, Inc......................................  21,700 $  1,185,363
                                                                    ------------
ELECTRONICS--0.9%
 Lumen Technologies, Inc.+................................. 305,000    1,525,000
                                                                    ------------
ENERGY SERVICES--1.1%
 Smith International, Inc.+................................  68,600    1,882,212
                                                                    ------------
FINANCIAL SERVICES--1.6%
 Crestar Financial Corp....................................  18,300    1,038,525
 Fleet Financial Group, Inc................................  22,000    1,615,625
                                                                    ------------
                                                                       2,654,150
                                                                    ------------
HEALTH SERVICES--1.6%
 HealthCare Financial Partners, Inc.+......................  47,200    1,982,400
 Medaphis Corp.+........................................... 142,000      639,000
                                                                    ------------
                                                                       2,621,400
                                                                    ------------
HOUSING--1.0%
 D.R. Horton, Inc..........................................  68,800    1,100,800
 Restoration Hardware, Inc.+...............................  26,600      548,625
                                                                    ------------
                                                                       1,649,425
                                                                    ------------
INSURANCE--1.0%
 Reliance Group Holdings, Inc.............................. 115,000    1,617,188
                                                                    ------------
LEISURE & TOURISM--4.0%
 Carnival Corp., Class A...................................  54,800    1,743,325
 Family Golf Centers, Inc.+................................  25,600      454,400
 Preview Travel, Inc.+.....................................  41,500      757,375
 Royal Caribbean Cruises Ltd...............................  61,000    1,620,312
 Steiner Leisure Ltd.+.....................................  81,700    1,276,562
 Travel Services International, Inc.+......................  61,000      827,313
                                                                    ------------
                                                                       6,679,287
                                                                    ------------
MEDICAL PRODUCTS--1.8%
 ADAC Laboratories+........................................  27,000      648,000
 MedImmune, Inc.+*.........................................  37,700    2,441,075
 Symphonix Devices, Inc.+..................................     100          375
                                                                    ------------
                                                                       3,089,450
                                                                    ------------
PHARMACEUTICALS--1.2%
 Sepracor, Inc.+*..........................................  31,000    2,038,250
                                                                    ------------
POLLUTION CONTROL--1.9%
 American Disposal Services, Inc.+.........................  80,000    3,115,000
 North American Scientific, Inc.+..........................  25,000      118,750
                                                                    ------------
                                                                       3,233,750
                                                                    ------------

 SUNAMERICA SMALL COMPANY GROWTH FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)


                                                                       VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE--15.4%
 America Online, Inc. +*..................................   30,000 $  3,337,500
 At Home Corp., Series A+.................................   37,000    1,771,375
 BroadVision, Inc.+.......................................   55,000      580,938
 Compuware Corp. +........................................   57,700    3,397,087
 DSET Corp.+..............................................  215,000    1,827,500
 Excite, Inc.+............................................   24,000      979,500
 HBO & Co.................................................   76,000    2,194,500
 J.D. Edwards & Co.+......................................   49,300    2,366,400
 Keane, Inc.+.............................................   40,000    1,440,000
 Legato Systems, Inc.+....................................   38,000    1,952,250
 Lycos, Inc.+.............................................   43,000    1,453,937
 Mobius Management Systems, Inc.+.........................   62,000      372,000
 Network Appliance, Inc.+.................................   36,600    1,852,875
 Yahoo!, Inc.+*...........................................   16,800    2,175,600
                                                                    ------------
                                                                      25,701,462
                                                                    ------------
SPECIALTY RETAIL--3.4%
 CDnow, Inc.+.............................................   71,000      639,000
 Home Depot, Inc..........................................   54,000    2,133,000
 Krause's Furniture, Inc.+................................  150,100      178,244
 Movado Group, Inc........................................   82,900    1,740,900
 U.S. Vision, Inc.+.......................................  124,000    1,038,500
                                                                    ------------
                                                                       5,729,644
                                                                    ------------
TELECOMMUNICATIONS--9.1%
 Ascend Communications, Inc.+.............................   74,400    3,385,200
 Frontier Corp............................................   76,300    2,088,713
 GST Telecommunications, Inc+.............................  232,300    1,451,875
 ICG Communications, Inc.+................................   80,600    1,360,125
 Intermedia Communications, Inc.+.........................   33,600      825,300
 Qwest Communications International, Inc.+................   80,900    2,533,181
 Saville Systems PLC ADR+.................................   26,300      381,350
 Scientific-Atlanta, Inc..................................   67,000    1,415,375
 Tele-Communications, Inc., Series A+.....................   47,400    1,854,525
                                                                    ------------
                                                                      15,295,644
                                                                    ------------
TELEPHONE--1.4%
 Century Telephone Enterprises, Inc.......................   50,000    2,362,500
                                                                    ------------
UTILITIES--2.1%
 Niagara Mohawk Power Corp.+..............................  225,000    3,459,375
                                                                    ------------
TOTAL COMMON STOCK
 (cost $127,497,578)......................................           125,965,120
                                                                    ------------

                                                     CONTRACTS/
                                                  PRINCIPAL AMOUNT    VALUE
              SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
PUT OPTIONS--0.8%
 America Online, Inc. exp. 11/98................          260      $    331,500
 At Home Corp. exp. 11/98.......................           79               494
 CMG Information Services, Inc. exp. 11/98......          251           147,463
 Excite, Inc. exp. 11/98........................          195           117,000
 Lycos, Inc. exp. 11/98.........................          417           244,987
 MedImmune, Inc. exp. 11/98.....................          100             5,625
 U.S. Bancorp Delaware exp. 11/98...............          350           284,375
 Yahoo!, Inc. exp. 11/98........................          166           275,975
                                                                   ------------
TOTAL PUT OPTIONS
 (cost $1,397,342)..............................                      1,407,419
                                                                   ------------
TOTAL INVESTMENT SECURITIES--76.1%
 (cost $128,894,920)............................                    127,372,539
                                                                   ------------
REPURCHASE AGREEMENTS--23.0%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2).................................      $20,447        20,447,000
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2).....................       18,000        18,000,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
 (cost $38,447,000).............................                     38,447,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $167,341,920)............................         99.1%      165,819,539
Total written call options......................         (0.4)         (729,500)
Other assets less liabilities...................          1.3         2,284,488
                                                        -----      ------------
NET ASSETS--                                            100.0%     $167,374,527
                                                        =====      ============

-------
 + Non-income producing security
 * The security or a portion thereof has been segregated as collateral for the written option contracts.
  ADR ("American Depository Receipt")
(1) Fair valued security, see Note 2
(2) At September 30, 1998 the Fund held restricted securities amounting to 0.2% of net assets. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in the connection with the disposition of the securities.

                                                VALUATION AS OF
                               DATE OF    UNIT   SEPTEMBER 30,
  DESCRIPTION                ACQUISITION  COST       1998
  -----------                ----------- ------ ---------------
  ProSoft Development, Inc.    3/12/97   $10.50    $3.31875

OPEN COVERED
 WRITTEN CALL
 OPTIONS

                                                   EXPIRATION STRIKE
              CALL OPTIONS               CONTRACTS    DATE    PRICE    VALUE
              ------------               --------- ---------- ------ ---------
Abercrombie & Fitch Co..................     96      10/98     $ 50  $  (7,800)
America Online, Inc.....................    260      11/98      120   (204,750)
MedImmune, Inc..........................    100      10/98       60    (66,250)
Sepracor, Inc...........................    280      10/98       60   (210,000)
Yahoo!, Inc.............................    166      11/98      135   (240,700)
                                                                     ---------
TOTAL OPEN COVERED WRITTEN CALL OPTIONS
 (proceeds $649,698)................................................ $(729,500)
                                                                     =========

See Notes to Financial Statements

 SUNAMERICA GROWTH AND INCOME FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                     VALUE
                   SECURITY DESCRIPTION                    SHARES   (NOTE 2)
------------------------------------------------------------------------------
COMMON STOCK--89.6%
APPAREL & TEXTILES--1.0%
 Gap, Inc. ............................................... 25,000 $  1,318,750
                                                                  ------------
AUTOMOTIVE--1.9%
 Ford Motor Co. .......................................... 30,000    1,408,125
 General Motors Corp. .................................... 22,000    1,203,125
                                                                  ------------
                                                                     2,611,250
                                                                  ------------
BANKS--5.0%
 BankAmerica Corp. ....................................... 15,000      802,500
 Chase Manhattan Corp. ................................... 20,000      865,000
 Citicorp................................................. 15,000    1,394,062
 First Union Corp. ....................................... 20,000    1,023,750
 Mellon Bank Corp. ....................................... 30,000    1,651,875
 Summit Bancorp. ......................................... 30,000    1,125,000
                                                                  ------------
                                                                     6,862,187
                                                                  ------------
BUSINESS SERVICES--1.1%
 American Express Co. .................................... 20,000    1,552,500
                                                                  ------------
CHEMICALS--1.0%
 du Pont (E.I.) de Nemours & Co. ......................... 25,000    1,403,125
                                                                  ------------
COMPUTERS & BUSINESS EQUIPMENT--11.8%
 Cisco Systems, Inc.+..................................... 45,000    2,781,562
 Compaq Computer, Corp.+.................................. 40,000    1,265,000
 Dell Computer Corp.+..................................... 50,000    3,287,500
 EMC Corp.+............................................... 50,000    2,859,375
 Hewlett-Packard Co. ..................................... 13,500      714,656
 Honeywell, Inc. ......................................... 15,000      960,938
 International Business Machines Corp. ................... 25,000    3,200,000
 Micron Technology, Inc.+................................. 36,700    1,117,056
                                                                  ------------
                                                                    16,186,087
                                                                  ------------
CONGLOMERATE--5.3%
 General Electric Co. .................................... 50,000    3,978,125
 Schlumberger Ltd. ....................................... 20,000    1,006,250
 Tyco International Ltd. ................................. 40,000    2,210,000
                                                                  ------------
                                                                     7,194,375
                                                                  ------------
CONSUMER SERVICES--0.9%
 Service Corp. International.............................. 40,000    1,275,000
                                                                  ------------
DEPARTMENT STORES--2.0%
 Federated Department Stores, Inc.+....................... 23,000      836,625
 Wal-Mart Stores, Inc. ................................... 34,000    1,857,250
                                                                  ------------
                                                                     2,693,875
                                                                  ------------


                                                                      VALUE
                   SECURITY DESCRIPTION                     SHARES   (NOTE 2)
ELECTRONICS--3.6%
 Intel Corp. .............................................. 25,000 $  2,143,750
 Motorola, Inc. ........................................... 35,000    1,494,063
 Texas Instruments, Inc. .................................. 25,000    1,318,750
                                                                   ------------
                                                                      4,956,563
                                                                   ------------
ENERGY SOURCES--5.7%
 Chevron Corp. ............................................ 25,000    2,101,562
 Exxon Corp. .............................................. 27,000    1,895,062
 Mobil Corp. .............................................. 15,000    1,139,063
 Royal Dutch Petroleum Co. ................................ 35,000    1,666,875
 Texaco, Inc. ............................................. 15,000      940,313
                                                                   ------------
                                                                      7,742,875
                                                                   ------------
FINANCIAL SERVICES--6.7%
 Associates First Capital Corp., Class A................... 30,300    1,977,075
 Capital One Financial Corp. .............................. 20,000    2,070,000
 Equitable Cos., Inc. ..................................... 15,000      620,625
 Federal National Mortgage Association..................... 25,000    1,606,250
 Fleet Financial Group, Inc. .............................. 20,000    1,468,750
 Morgan Stanley, Dean Witter & Co. ........................ 15,000      645,937
 Travelers Group, Inc. .................................... 20,000      750,000
                                                                   ------------
                                                                      9,138,637
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--2.3%
 Philip Morris Cos., Inc. ................................. 55,000    2,533,437
 UST, Inc. ................................................ 22,200      656,288
                                                                   ------------
                                                                      3,189,725
                                                                   ------------
HOUSEHOLD PRODUCTS--1.5%
 Warner-Lambert Co. ....................................... 27,000    2,038,500
                                                                   ------------
INSURANCE--2.8%
 Allstate Corp. ........................................... 40,000    1,667,500
 Chubb Corp. .............................................. 20,000    1,260,000
 The Hartford Financial Services Group, Inc. .............. 20,000      948,750
                                                                   ------------
                                                                      3,876,250
                                                                   ------------
LEISURE & TOURISM--0.9%
 Carnival Corp., Class A................................... 40,000    1,272,500
                                                                   ------------
MEDICAL PRODUCTS--4.9%
 Amgen, Inc.+.............................................. 25,000    1,889,063
 Bard (C.R.), Inc. ........................................ 30,000    1,106,250
 Baxter International, Inc. ............................... 30,000    1,785,000
 Johnson & Johnson......................................... 25,000    1,956,250
                                                                   ------------
                                                                      6,736,563
                                                                   ------------

 SUNAMERICA GROWTH AND INCOME FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)


                                                                       VALUE
                    SECURITY DESCRIPTION                     SHARES   (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
METALS & MINING--0.8%
 Martin Marietta Materials, Inc. ..........................  25,000 $  1,079,688
                                                                    ------------
PHARMACEUTICALS--9.5%
 Abbott Laboratories, Inc. ................................  35,000    1,520,313
 American Home Products Corp. .............................  25,000    1,309,375
 Biogen, Inc.+.............................................  20,000    1,316,250
 Bristol-Myers Squibb Co. .................................  15,000    1,558,125
 Lilly (Eli) & Co. ........................................  15,000    1,174,688
 Merck & Co., Inc. ........................................  15,000    1,943,437
 Pfizer, Inc. .............................................  25,000    2,648,437
 Schering-Plough Corp. ....................................  15,000    1,553,437
                                                                    ------------
                                                                      13,024,062
                                                                    ------------
POLLUTION CONTROL--1.2%
 Waste Management, Inc.....................................  35,000    1,682,188
                                                                    ------------
RESTAURANTS--1.3%
 McDonald's Corp. .........................................  30,000    1,790,625
                                                                    ------------
SOFTWARE--3.9%
 BMC Software, Inc.+.......................................  20,000    1,201,250
 Microsoft Corp.+..........................................  26,000    2,861,625
 Sun Microsystems, Inc.+...................................  25,000    1,245,313
                                                                    ------------
                                                                       5,308,188
                                                                    ------------
SPECIALTY RETAIL--3.2%
 CVS Corp. ................................................  40,000    1,752,500
 Dayton Hudson Corp. ......................................  30,000    1,072,500
 Home Depot, Inc. .........................................  40,000    1,580,000
                                                                    ------------
                                                                       4,405,000
                                                                    ------------
TELECOMMUNICATIONS--6.4%
 AT&T Corp. ...............................................  35,000    2,045,312
 Frontier Corp. ...........................................  30,000      821,250
 Lucent Technologies, Inc. ................................  30,000    2,071,875
 MCI WorldCom, Inc.+.......................................  50,000    2,443,750
 SBC Communications, Inc. .................................  30,000    1,333,125
                                                                    ------------
                                                                       8,715,312
                                                                    ------------
TRANSPORTATION--1.4%
 Burlington Northern, Inc. ................................  39,000    1,248,000
 Norfolk Southern Corp. ...................................  25,000      726,563
                                                                    ------------
                                                                       1,974,563
                                                                    ------------
UTILITIES--3.5%
 Consolidated Natural Gas Co. .............................  16,000      872,000
 Energy East Corp. ........................................  25,000    1,275,000
 Enron Corp. ..............................................  30,000    1,584,375
 PECO Energy Co. ..........................................  30,000    1,096,875
                                                                    ------------
                                                                       4,828,250
                                                                    ------------
TOTAL INVESTMENT SECURITIES--89.6%
 (cost $112,319,299).......................................          122,856,638
                                                                    ------------


                                                   PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
SHORT-TERM SECURITIES--0.0%
FOREST PRODUCTS--0.0%
 Stone Container Corp.
  11.88% due 12/01/98
 (cost $50,076)..................................      $    50      $     49,750
                                                                    ------------
REPURCHASE AGREEMENT--10.1%
 Joint Repurchase Agreement with PaineWebber,
  Inc. (Note 2)
 (cost $13,902,000)..............................       13,902        13,902,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $126,271,375).............................         99.7%      136,808,388
Other assets less liabilities....................          0.3           381,599
                                                       -------      ------------
NET ASSETS--                                             100.0%     $137,189,987
                                                       =======      ============

--------
+ Non-income producing security

See Notes to Financial Statements

 SUNAMERICA "DOGS" OF WALL STREET FUND
 PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998


                                                                        VALUE
                    SECURITY DESCRIPTION                      SHARES  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--97.3%
AUTOMOTIVE--6.2%
 General Motors Corp......................................... 32,145 $ 1,757,930
 Genuine Parts Co............................................ 57,553   1,730,187
                                                                     -----------
                                                                       3,488,117
                                                                     -----------
BUSINESS SERVICES--6.4%
 Bemis Co., Inc.............................................. 44,327   1,554,215
 Pall Corp................................................... 94,431   2,095,188
                                                                     -----------
                                                                       3,649,403
                                                                     -----------
CHEMICALS--5.8%
 du Pont (E.I.) de Nemours & Co.............................. 32,511   1,824,680
 Nalco Chemical Co........................................... 49,368   1,456,356
                                                                     -----------
                                                                       3,281,036
                                                                     -----------
CONGLOMERATE--2.2%
 National Service Industries, Inc............................ 39,405   1,256,034
                                                                     -----------
CONSTRUCTION & HOUSING--1.7%
 Foster Wheeler Corp......................................... 72,179     992,461
                                                                     -----------
DEPARTMENT STORES--3.4%
 May Department Stores Co.................................... 37,062   1,908,693
                                                                     -----------
ELECTRONICS--3.8%
 Emerson Electric Co......................................... 34,595   2,153,539
                                                                     -----------
ENERGY SOURCES--10.8%
 Chevron Corp................................................ 25,354   2,131,321
 Exxon Corp.................................................. 31,911   2,239,753
 Royal Dutch Petroleum Co.................................... 36,037   1,716,262
                                                                     -----------
                                                                       6,087,336
                                                                     -----------
ENTERTAINMENT PRODUCTS--4.4%
 Eastman Kodak Co............................................ 32,235   2,492,168
                                                                     -----------
FINANCIAL SERVICES--2.6%
 J.P. Morgan & Co., Inc...................................... 17,289   1,463,082
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--15.8%
 Anheuser-Busch Cos., Inc.................................... 44,392   2,397,168
 Kellogg Co.................................................. 39,355   1,296,255
 Philip Morris Cos., Inc..................................... 43,162   1,988,150
 UST, Inc.................................................... 52,880   1,563,265
 Winn Dixie Stores, Inc...................................... 44,704   1,662,430
                                                                     -----------
                                                                       8,907,268
                                                                     -----------
FOREST PRODUCTS--3.7%
 International Paper Co...................................... 45,284   2,111,367
                                                                     -----------

                                                        SHARES/
                                                    PRINCIPAL AMOUNT    VALUE
               SECURITY DESCRIPTION                  (IN THOUSANDS)   (NOTE 2)
HOUSEHOLD PRODUCTS--12.9%
 American Home Products Corp......................       51,068      $ 2,674,686
 International Flavors & Fragrances, Inc..........       35,183        1,161,039
 Kimberly-Clark Corp..............................       39,603        1,603,922
 Rubbermaid, Inc..................................       78,142        1,870,524
                                                                     -----------
                                                                       7,310,171
                                                                     -----------
METALS & MINING--3.1%
 Minnesota Mining & Manufacturing Co..............       23,783        1,752,510
                                                                     -----------
SPECIALTY RETAIL--3.0%
 Limited, Inc.....................................       76,610        1,680,632
                                                                     -----------
TELECOMMUNICATIONS--11.5%
 Alltel Corp......................................       47,565        2,253,392
 AT&T Corp........................................       31,850        1,861,234
 SBC Communications, Inc..........................       53,330        2,369,852
                                                                     -----------
                                                                       6,484,478
                                                                     -----------
TOTAL INVESTMENT SECURITIES--97.3%
 (cost $59,540,323)...............................                    55,018,295
                                                                     -----------
REPURCHASE AGREEMENT--0.5%
 Joint Repurchase Agreement with PaineWebber, Inc.
  (Note 2)
 (cost $257,000)..................................       $  257          257,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $59,797,323)...............................         97.8%      55,275,295
Other assets less liabilities.....................          2.2        1,238,766
                                                         ------      -----------
NET ASSETS--                                              100.0%     $56,514,061
                                                         ======      ===========

See Notes to Financial Statements

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of SunAmerica Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund
  (" "Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Mid-Cap Growth seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  Small Company Growth seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

  Class B shares--Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

  Class C shares--Offered at net asset value per share without an initial sales charge. Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  Class II shares--Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares-- Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, Class C, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, Class C and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 1998, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 11.0%, 8.3%, 1.5%, 15.6%, 10.6% and 0.2%
  undivided interest, respectively, which represented $14,469,000, $10,865,000, $1,938,000, $20,447,000, $13,902,000, and $257,000
  respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. In addition, the Balanced Assets Fund and Small Company Growth Fund had a 15.4% and 13.8% undivided interest, respectively, which represented $20,000,000 and $18,000,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint accounts and the collateral therefor were as follows:

  PaineWebber, Inc. Repurchase Agreement 5.20% dated 9/30/98, in the principal amount of $131,433,000, repurchase price $131,451,985 due 10/01/98, collaterized by $50,000,000 U.S. Treasury Bonds 5.25% due 8/15/03, $40,000,000 U.S. Treasury Bonds 6.125% due 11/15/27, and
  $32,400,000 U.S. Treasury Bonds 6.25% due 2/15/03, approximate aggregate collateral value $134,487,192.

  State Street Bank & Trust Co. Repurchase Agreement 5.33% dated 9/30/98, in the principal amount of $130,000,000 repurchase price $130,019,247 due 10/01/98, collaterized by $40,000,000 U.S. Treasury Note 5.50% due 12/31/00, $20,000,000 U.S. Treasury Note 6.125% due 12/31/01, $20,000,000
  U.S. Treasury Bonds 6.875% due 08/15/25, $10,000,000 U.S. Treasury Note 7.75% due 11/30/99, $20,000,000 U.S. Treasury Note 6.25% due 08/31/02,
  $20,000,000 U.S. Treasury Bonds 12.75% due 11/15/10, approximate aggregate collateral value $132,620,236.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid semiannually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 1998, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                          ACCUMULATED    ACCUMULATED
                                         UNDISTRIBUTED  UNDISTRIBUTED    PAID
                                         NET REALIZED   NET INVESTMENT    IN
                                           GAIN/LOSS     INCOME/LOSS   CAPITAL
                                         -------------  -------------- --------
   Balanced Assets Fund................. $    (56,125)    $   56,125   $    --
   Blue Chip Growth Fund................     (479,700)       479,700        --
   Mid-Cap Growth Fund..................     (489,325)       491,476     (2,151)
   Small Company Growth Fund............   (2,505,817)     2,512,573     (6,756)
   Growth and Income Fund...............     (298,630)       307,625     (8,995)
   "Dogs" of Wall Street Fund...........          --          58,358    (58,358)

  FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the fiscal year ended September 30, 1998, transactions in written option contracts were as follows:

                                              MID-            SMALL COMPANY
                                        CAP GROWTH FUND        GROWTH FUND
                                       ------------------  --------------------
                                       CONTRACTS  AMOUNT   CONTRACTS   AMOUNT
                                       --------- --------  --------- ----------
   Written option contracts as of
   9/30/97.........................       --     $    --       --    $      --
   Options written during the year.      (370)   (298,773)  (2,488)  (2,078,701)
   Written options assigned during
   the year........................       --          --        90       48,103
   Written options closed during
   the year........................       370     197,870    1,496      897,591
   Net realized gain on written
   options closed..................       --      100,903      --       483,309
                                         ----    --------   ------   ----------
   Written option contracts as of
   9/30/98.........................       --     $    --      (902)  ($ 649,698)
                                         ====    ========   ======   ==========

  ORGANIZATIONAL EXPENSES: Expenses incurred by SAAMCo in connection with the organization of new Funds or new classes of shares are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the fiscal year ended September 30, 1998, SAAMCo earned fees in the amounts stated on the Statement of Operations.

  For the fiscal year ended September 30, 1998, SAAMCo has agreed to voluntarily reimburse class specific expenses as follows:

        Balanced Assets Class Z........................................ $ 8,754
        Small Company Growth Class C...................................  15,005
        Small Company Growth Class Z...................................  17,656
        Growth and Income Class C......................................  17,914
        Growth and Income Class Z......................................   7,891
        "Dogs" of Wall Street Class A..................................  19,810
        "Dogs" of Wall Street Class B..................................  20,253
        "Dogs" of Wall Street Class II.................................  15,437

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", "Class C Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan, Class C Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the fiscal year ended September 30, 1998, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class B, Class C and Class II shares. SACS has advised the Funds that for the fiscal year ended September 30, 1998 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                           CLASS A                    CLASS B       CLASS C
                            -------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
                            CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
                            -------- -------------- -------------- ------------- -------------
   Balanced Assets Fund.... $953,420    $709,993       $104,244      $218,815        $--
   Blue Chip Growth Fund...  147,096      69,677         56,467        43,371         --
   Mid-Cap Growth Fund.....   52,243      31,728         13,351        28,118         --
   Small Company Growth
    Fund...................  425,373     218,719        145,997       291,969         --
   Growth and Income Fund..  706,772     329,966        263,370       177,476         --
   "Dogs" of Wall Street
    Fund...................  935,429      53,735        762,364         5,159         --
                                           CLASS II                  CLASS II
                            -------------------------------------- -------------
                                                                    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED
                            CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $    --     $    --        $    --       $    --
   Blue Chip Growth Fund...      --          --             --            --
   Mid-Cap Growth Fund.....      --          --             --            --
   Small Company Growth
    Fund...................      --          --             --            --
   Growth and Income Fund..      --          --             --            --
   "Dogs" of Wall Street
    Fund...................  329,611      20,369        309,242           970

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the fiscal year ended September 30, 1998, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                          PAYABLE AT
                                         EXPENSE                      SEPTEMBER 30, 1998
                            ---------------------------------- --------------------------------
                            CLASS A  CLASS B  CLASS C CLASS II CLASS A CLASS B CLASS C CLASS II
                            -------- -------- ------- -------- ------- ------- ------- --------
   Balanced Assets Fund.... $405,484 $389,600  $ --    $   --  $33,670 $29,819  $ --    $   --
   Blue Chip Growth Fund...  162,025   85,809    --        --   12,863   6,443    --        --
   Mid-Cap Growth Fund.....   95,146   25,911    --        --    6,649   1,748    --        --
   Small Company Growth
    Fund...................  324,239  206,707   243        --   19,117  11,267    30        --
   Growth and Income Fund..  125,994  160,198   564        --   10,110  13,910   130        --
   "Dogs" of Wall Street
    Fund...................   10,233    7,665    --     6,799    2,732   3,137    --     2,944

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the fiscal year ended September 30, 1998 were as follows:

                            BALANCED    BLUE CHIP     MID-CAP    SMALL COMPANY  GROWTH AND   "DOGS" OF
                             ASSETS       GROWTH       GROWTH       GROWTH        INCOME    WALL STREET
                              FUND         FUND         FUND         FUND          FUND        FUND
                          ------------ ------------ ------------ ------------- ------------ -----------
Purchases (excluding
 U.S. government
 securities)............  $212,345,695 $ 96,794,744 $195,447,481 $643,952,410  $199,772,367 $59,540,323
Sales (excluding U.S.
 government securities).   220,912,797  108,052,054  207,075,935  762,512,718   183,901,067     --
Purchases of U.S.
 government securities..    62,804,244          --     1,925,656    8,297,187           --      --
Sales of U.S. government
 securities.............    93,951,631          --     1,919,332    8,378,258           --      --

Note 5. Portfolio Securities (Tax Basis)

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

                               BALANCED     BLUE CHIP     MID-CAP    SMALL COMPANY   GROWTH AND    "DOGS" OF
                                ASSETS       GROWTH       GROWTH        GROWTH         INCOME     WALL STREET
                                 FUND         FUND         FUND          FUND           FUND         FUND
                             ------------  -----------  -----------  -------------  ------------  -----------
    Cost.................... $304,730,087  $92,221,829  $44,828,441  $169,105,656   $126,843,529  $59,797,323
                             ============  ===========  ===========  ============   ============  ===========
    Appreciation............ $ 53,655,765  $19,459,889  $ 5,870,556  $ 19,072,944   $ 16,677,884  $ 1,216,386
    Depreciation............   (4,662,762)  (3,196,304)  (1,226,984)  (22,359,061)    (6,713,025)  (5,738,414)
                             ------------  -----------  -----------  ------------   ------------  -----------
    Net unrealized
     appreciation
     (depreciation)......... $ 48,993,003  $16,263,585  $ 4,643,572  $ (3,286,117)  $  9,964,859  $(4,522,028)
                             ============  ===========  ===========  ============   ============  ===========

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                          BALANCED ASSETS FUND
                     ------------------------------------------------------------------------------------------------------
                                         CLASS A                                             CLASS B
                     --------------------------------------------------  --------------------------------------------------
                             FOR THE                   FOR THE                   FOR THE                   FOR THE
                           YEAR ENDED                YEAR ENDED                YEAR ENDED                YEAR ENDED
                       SEPTEMBER 30, 1998        SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                     ------------------------  ------------------------  ------------------------  ------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   2,254,719  $ 41,748,177   2,014,610  $ 33,670,422   1,661,113  $ 30,769,547   1,601,187  $ 26,977,385
   Reinvested
    dividends......   1,076,384    18,447,868   1,098,904    17,076,435   1,020,631    17,400,232   1,191,203    18,422,134
   Shares redeemed.  (1,961,244)  (36,288,098) (2,712,729)  (45,625,149) (2,853,943)  (52,660,559) (3,596,433)  (60,154,848)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   1,369,859  $ 23,907,947     400,785  $  5,121,708    (172,199) $ (4,490,780)   (804,043) $(14,755,329)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                         BALANCED ASSETS FUND
                          -----------------------------------------------------
                                               CLASS Z
                          -----------------------------------------------------
                                   FOR THE                 FOR THE PERIOD
                                 YEAR ENDED           OCTOBER 7, 1996* THROUGH
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997
                          --------------------------  -------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT
                          -----------  -------------  ----------  -------------
Shares sold.....               20,923  $     385,182       3,052  $      51,485
Reinvested
 dividends......                2,209         37,435         102          1,635
Shares redeemed.              (26,003)      (469,007)       (283)        (4,718)
                          -----------  -------------  ----------  -------------
Net increase (decrease).       (2,871) $     (46,390)      2,871  $      48,402
                          ===========  =============  ==========  =============
                                                                BLUE CHIP GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR  ENDED               YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES      AMOU NT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....              735,069  $  14,494,612     623,963  $  10,925,394     845,608  $ 16,159,070   1,259,797  $ 21,456,617
Reinvested
 dividends......              464,861      8,130,414     455,714      6,972,433     270,094     4,553,792     319,329     4,764,382
Shares redeemed.             (656,032)   (13,020,484)   (676,748)   (11,828,552) (1,011,200)  (19,292,333) (1,756,723)  (29,208,753)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....              543,898  $   9,604,542     402,929  $   6,069,275     104,502  $  1,420,529    (177,597) $ (2,987,754)
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============
                                                                 MID-CAP GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....            1,824,307  $  32,027,068   1,195,858  $  22,039,862     141,012  $  2,392,690     361,032  $  6,440,002
Reinvested
 dividends......              463,048      7,413,406     105,242      1,820,690     141,127     2,175,071      35,395       598,248
Shares redeemed.           (2,146,098)   (38,180,050) (1,428,977)   (26,234,993)   (322,783)   (5,561,595)   (501,401)   (8,706,849)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....              141,257  $   1,260,424    (127,877) $  (2,374,441)    (40,644) $   (993,834)   (104,974) $ (1,668,599)
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============
                                                              SMALL COMPANY GROWTH FUND
                          ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                          -----------------------------------------------------  --------------------------------------------------
                                   FOR THE                    FOR THE                    FOR THE                   FOR THE
                                 YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                             SEPTEMBER 30, 1998          SEPTEMBER 30, 1997        SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                          --------------------------  -------------------------  ------------------------  ------------------------
                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....            8,331,031  $ 192,281,985   4,356,568  $ 104,158,132   1,709,037  $ 38,946,749   2,294,947  $ 52,824,439
Reinvested
 dividends......              667,493     14,571,367     231,823      5,468,761     459,359     9,686,009     165,485     3,806,222
Shares redeemed.          (10,040,494)  (233,026,673) (4,573,784)  (108,631,540) (3,358,273)  (75,980,708) (2,474,107)  (56,073,072)
                          -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....           (1,041,970) $ (26,173,321)     14,607  $     995,353  (1,189,877) $(27,347,950)    (13,675) $    557,589
                          ===========  =============  ==========  =============  ==========  ============  ==========  ============

  * Inception of the class

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

                                                SMALL COMPANY GROWTH FUND
                          ---------------------------------------------------------------------------
                                  CLASS C                              CLASS Z
                          ------------------------  -------------------------------------------------
                              FOR THE PERIOD                                     FOR THE PERIOD
                             FEBRUARY 2, 1998*             FOR THE              OCTOBER 7, 1996*
                                  THROUGH                 YEAR ENDED                 THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998       SEPTEMBER 30, 1997
                          ------------------------  -----------------------  ------------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------
Shares sold...........         9,190  $    203,790     27,354  $    655,620      36,250  $    860,624
Reinvested dividends..           --            --       4,828       106,220         300         7,070
Shares redeemed.......            (2)          (40)   (36,314)     (803,485)     (3,202)      (77,380)
                          ----------  ------------  ---------  ------------  ----------  ------------
Net increase (decrease).       9,188  $    203,750     (4,132) $    (41,645)     33,348  $    790,314
                          ==========  ============  =========  ============  ==========  ============
                                                             GROWTH AND INCOME FUND
                          ---------------------------------------------------------------------------------------------------
                                             CLASS A                                            CLASS B
                          -------------------------------------------------  ------------------------------------------------
                                  FOR THE                  FOR THE                   FOR THE                  FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED               YEAR ENDED
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1997       SEPTEMBER 30, 1998       SEPTEMBER 30, 1997
                          ------------------------  -----------------------  ------------------------  ----------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------  ---------  -----------
Shares sold...........     1,912,402  $ 25,967,840  2,346,608  $ 27,325,734   3,176,130  $ 42,351,160  3,556,104  $41,322,565
Reinvested dividends..       403,557     5,004,107    118,133     1,248,669     459,379     5,645,769     86,070      908,039
Shares redeemed.......    (1,363,478)  (18,739,155)  (969,421)  (11,704,696) (1,533,431)  (20,501,966)  (815,041)  (9,270,338)
                          ----------  ------------  ---------  ------------  ----------  ------------  ---------  -----------
Net increase..........       952,481  $ 12,232,792  1,495,320  $ 16,869,707   2,102,078  $ 27,494,963  2,827,133  $32,960,266
                          ==========  ============  =========  ============  ==========  ============  =========  ===========
                                      GROWTH AND INCOME FUND
                          -------------------------------------------------
                                  CLASS C                  CLASS Z
                          ------------------------  -----------------------
                              FOR THE PERIOD            FOR THE PERIOD
                             FEBRUARY 2, 1998*         APRIL 15, 1998*
                                  THROUGH                  THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998
                          ------------------------  -----------------------
                            SHARES       AMOUNT      SHARES       AMOUNT
                          ----------  ------------  ---------  ------------
Shares sold...........        95,450  $  1,274,778      7,288      $101,080
Reinvested dividends..           --            --         --            --
Shares redeemed.......       (19,042)     (252,084)       (12)         (154)
                          ----------  ------------  ---------  ------------
Net increase..........        76,408  $  1,022,694      7,276      $100,926
                          ==========  ============  =========  ============
                                                "DOGS" OF WALL STREET FUND
                          ---------------------------------------------------------------------------
                                  CLASS A                  CLASS B                  CLASS II
                          ------------------------  -----------------------  ------------------------
                              FOR THE PERIOD            FOR THE PERIOD           FOR THE PERIOD
                           JUNE 8, 1998* THROUGH    JUNE 8, 1998* THROUGH     JUNE 8, 1998* THROUGH
                            SEPTEMBER 30, 1998        SEPTEMBER 30, 1998       SEPTEMBER 30, 1998
                          ------------------------  -----------------------  ------------------------
                            SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ---------  ------------  ----------  ------------
Shares sold...........     3,596,931  $ 43,876,855  1,811,906   $21,338,291   1,874,062   $21,947,206
Reinvested dividends..           --            --         --            --          --            --
Shares redeemed.......    (2,089,355)  (25,427,269)   (23,537)     (272,423)    (51,153)     (602,698)
                          ----------  ------------  ---------  ------------  ----------  ------------
Net increase..........     1,507,576  $ 18,449,586  1,788,369   $21,065,868   1,822,909   $21,344,508
                          ==========  ============  =========  ============  ==========  ============

* Inception of the class

 SUNAMERICA EQUITY FUNDS
 NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1998 -- (CONTINUED)

Note 7. Commitments and Contingencies

  The SunAmerica family of mutual funds may borrow up to $75,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of September 30, 1998, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund and Growth and Income Fund had accrued $41,084, $12,409, $6,950, $28,365 and $5,954, respectively, for the
  Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the fiscal year ended September 30, 1998 expensed $13,171, $3,871, $2,139, $10,066 and $3,810, respectively, for the
  Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

Note 9. Subsequent Events

  On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SAAMCo, which acts as investment adviser of the Trust, will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust. As a result of the merger, Trust shareholders of record as of October 30, 1998 are being asked to approve a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Trust or its shareholders. The merger transaction is expected to be consummated in late 1998 or early 1999.

  Effective December 1, 1998, Small Company Growth Fund and Growth and Income Fund will offer Class II shares in place of Class C shares. The cost structure for Class II shares is presented in Note 1.

 SUNAMERICA EQUITY FUNDS
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Equity Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Mid-Cap Growth Fund, SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund and "Dogs" of Wall Street Fund (constituting SunAmerica Equity Funds, hereafter referred to as the "Fund") at September 30, 1998, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
November 10, 1998

 SUNAMERICA EQUITY FUNDS
 SHAREHOLDER TAX INFORMATION--(UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 1998. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 1999.

During the year ended September 30, 1998 the Funds paid the following dividends per share:

                                                                   NET     NET
                                                                 SHORT-   LONG-
                                                         NET      TERM    TERM
                                              TOTAL   INVESTMENT CAPITAL CAPITAL
                                            DIVIDENDS   INCOME    GAINS   GAINS
                                            --------- ---------- ------- -------
Balanced Assets Class A....................   $2.04      $.30     $ .96   $ .78
Balanced Assets Class B....................    1.93       .19       .96     .78
Balanced Assets Class Z....................    1.89       .15       .96     .78
Blue Chip Growth Class A...................    2.48       --       1.52     .96
Blue Chip Growth Class B...................    2.48       --       1.52     .96
Mid-Cap Growth Class A.....................    3.53       --       1.88    1.65
Mid-Cap Growth Class B.....................    3.53       --       1.88    1.65
Small Company Growth Class A...............    2.40       --        .99    1.41
Small Company Growth Class B...............    2.40       --        .99    1.41
Small Company Growth Class C...............     --        --        --      --
Small Company Growth Class Z...............    2.40       --        .99    1.41
Growth and Income Class A..................    1.35       --       1.21     .14
Growth and Income Class B..................    1.35       --       1.21     .14
Growth and Income Class C..................     --        --        --      --
Growth and Income Class Z..................     --        --        --      --
"Dogs" of Wall Street Class A..............     --        --        --      --
"Dogs" of Wall Street Class B..............     --        --        --      --
"Dogs" of Wall Street Class II.............     --        --        --      --

For the year ended September 30, 1998, 13.36%, 12.57%, 6.97%, 12.20% and
12.72% of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund and Growth and Income Fund respectively, qualified for the 70% dividends received deductions for corporations.

 SUNAMERICA EQUITY FUNDS
 COMPARISONS: PORTFOLIOS VS. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class. Each index has been chosen by the Equity Investment Team as an appropriate comparison and a brief discussion about the portfolio's performance has been included in the shareholder letter.





Balanced Assets Fund

                     Balanced
                      Assets        S&P 500 (dividends     Lehman Bros.
                     Class B           reinvested)       Int Gov't Index
                     --------       ------------------   ---------------

9/88                 $10,000            $10,000             $10,000
6/89                  11,102             12,014              10,839
6/90                  12,532             13,995              11,677
6/91                  13,019             15,030              12,907
6/92                  13,995             17,046              14,565
6/93                  16,836             19,369              16,028
9/93                  17,415             19,869              16,389
9/94                  17,390             20,603              16,143
9/95                  20,861             24,765              17,585
9/96                  22,934             32,167              18,452
9/97                  28,459             45,183              20,238
9/98                  30,911             49,272              22,385


-------------------------------------------------------------------------------
                          Class A                       Class B
                ---------------------------------------------------------------
                                  SEC                              SEC
Balanced        Cumulative      Average      Cumulative          Average
Assets          Traditional     Annual       Traditional         Annual
Fund             Return+        Return         Return+           Return
-------------------------------------------------------------------------------
1 Year Return     9.32%          3.04%          8.62%             4.62%
-------------------------------------------------------------------------------
5 Year Return      N/A            N/A           77.49%           11.91%
-------------------------------------------------------------------------------
10 Year Return     N/A            N/A          210.72%           12.00%
-------------------------------------------------------------------------------
Since Inception*  83.86%         11.58%        386.25%           12.27%
-------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 9/24/93; Class B: 1/29/85


Fund changed its fiscal year end from June 30 as of September 24, 1993.

For the 12 month period ending September 30, 1998, SunAmerica Balanced Assets Class B returned 4.62%, compared to 9.05% for the S&P 500 Index. (Past performance is no guarantee of future results.)

 SUNAMERICA EQUITY FUNDS
 COMPARISONS: PORTFOLIOS VS. INDEXES -- (CONTINUED)




Blue Chip Growth Fund

                      Blue Chip          S&P 500 Index (dividends
                    Growth Class B            reinvested)
                    --------------       ------------------------

 9/88                  $10,000                  $10,000
12/88                   10,029                   10,309
12/89                   11,309                   13,575
12/90                    8,469                   13,154
12/91                   10,997                   17,161
12/92                   11,927                   18,469
 9/93                   14,288                   19,869
 9/94                   14,029                   20,603
 9/95                   16,908                   26,734
 9/96                   19,134                   32,167
 9/97                   25,262                   45,183
 9/98                   26,362                   49,272


------------------------------------------------------------------------------
                          Class A                       Class B
                --------------------------------------------------------------
                                  SEC                              SEC
Blue Chip       Cumulative      Average      Cumulative          Average
 Growth         Traditional      Annual       Traditional         Annual
 Fund             Return+        Return         Return+           Return
------------------------------------------------------------------------------
1 Year Return     5.09%         -0.95%          4.36%             0.36%
------------------------------------------------------------------------------
5 Year Return      N/A            N/A           84.51%           12.79%
------------------------------------------------------------------------------
10 Year Return     N/A            N/A          163.62%           10.18%
------------------------------------------------------------------------------
Since Inception*  90.97%         12.53%        337.88%           11.51%
------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/08/93; Class B: 3/13/85


  Fund changed its fiscal year end from December 31 to September 30 as of September 24, 1993.

  For the 12 month period ending September 30, 1998, SunAmerica Blue Chip Growth Class B returned 0.36%, compared to 9.05% for the S&P 500 Index. (Past performance is no guarantee of future results.)

 SUNAMERICA EQUITY FUNDS
 COMPARISONS: PORTFOLIOS VS. INDEXES -- (CONTINUED)




Mid-Cap Growth Fund

              Mid-Cap Growth    S&P 500 Index (dividends   S&P 400 Mid-Cap
                Class A             reinvested)                Index
              --------------    ------------------------   ---------------

 9/88           $ 9,425               $10,000                 $10,000
11/88             9,189                10,132                   9,873
11/89            12,533                13,257                  13,442
11/90            10,324                12,797                  12,485
11/91            13,538                15,400                  17,731
11/92            16,438                18,245                  21,463
 9/93            19,795                19,869                  24,618
 9/94            17,895                20,603                  25,012
 9/95            23,175                26,734                  31,450
 9/96            26,171                32,167                  35,846
 9/97            31,808                45,183                  49,858
 9/98            30,473                49,272                  46,722


-------------------------------------------------------------------------------
                          Class A                       Class B
                 --------------------------------------------------------------
                                   SEC                             SEC
 Mid-Cap         Cumulative      Average        Cumulative       Average
 Growth          Traditional      Annual        Traditional      Annual
  Fund             Return+        Return           Return+       Return
-------------------------------------------------------------------------------
1 Year Return      -4.20%         -9.71%          -4.93%         -8.73%
-------------------------------------------------------------------------------
5 Year Return      53.95%          7.73%            N/A            N/A
-------------------------------------------------------------------------------
10 Year Return    223.32%          11.79%           N/A            N/A
-------------------------------------------------------------------------------
Since Inception*  272.20%          11.35%         47.91%          7.85%
-------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 01/28/87; Class B: 10/04/93


  Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

  For the 12 month period ending September 30, 1998, SunAmerica Mid-Cap Growth Class A returned -9.71%, compared to -6.33% for the S&P 400 Mid-Cap Index. (Past performance is no guarantee of future results.)

 SUNAMERICA EQUITY FUNDS
 COMPARISONS: PORTFOLIOS VS. INDEXES -- (CONTINUED)



Small Company Growth Fund

                 Small Company        NASDAQ         Russell 2000
                 Growth Class A     Industrials         Index
                 --------------     -----------      ------------

 9/88              $ 9,425            $10,000          $10,000
11/88                8,682              9,381            9,525
11/89               11,237             11,471           11,280
11/90                7,802             10,031            8,553
11/91               11,861             15,190           11,830
11/92               14,743             18,153           14,342
 9/93               18,515             20,096           16,968
 9/94               17,082             20,030           17,180
 9/95               25,623             27,354           20,820
 9/96               30,581             30,866           23,592
 9/97               36,954             38,324           31,379
 9/98               27,714             28,751           25,449


-------------------------------------------------------------------------------
                          Class A                       Class B
                ---------------------------------------------------------------
 Small                             SEC                             SEC
Company          Cumulative      Average      Cumulative         Average
 Growth         Traditional      Annual       Traditional         Annual
 Fund             Return+        Return        Return+            Return
-------------------------------------------------------------------------------
1 Year Return    -25.00%        -29.32%        -25.52%          -28.50%
-------------------------------------------------------------------------------
5 Year Return     49.68%          7.12%         44.85%            7.39%
-------------------------------------------------------------------------------
10 Year Return   193.95%         10.73%           N/A              N/A
-------------------------------------------------------------------------------
Since Inception* 267.26%         11.23%         45.73%            7.65%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Class C                        Class Z
                ---------------------------------------------------------------
 Small                            SEC                              SEC
Company          Cumulative     Average         Cumulative      Average
 Growth          Traditional    Annual          Traditional      Annual
 Fund             Return+       Return           Return+         Return
-------------------------------------------------------------------------------
1 Year Return       N/A          N/A            -24.64%          -24.64%
-------------------------------------------------------------------------------
5 Year Return       N/A          N/A              N/A             N/A
-------------------------------------------------------------------------------
10 Year Return      N/A          N/A              N/A             N/A
-------------------------------------------------------------------------------
Since Inception*  -13.12%        N/A             -9.70%          -5.02%
-------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 1/28/87; Class B: 9/24/93; Class C: 2/02/98; Class Z: 10/07/96.


  Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

  For the 12 month period ending September 30, 1998, SunAmerica Small Company Growth Class A returned -29.32%, compared to -24.68% for the NASDAQ Industrials Index. (Past performance is no guarantee of future results.)

 SUNAMERICA EQUITY FUNDS
 COMPARISONS: PORTFOLIOS VS. INDEXES -- (CONTINUED)



Growth and Income Fund

                     Growth and          Growth          S&P 500
                       Income          and Income      (dividends
                       Class A          Class B        reinvested)
                     ----------        ----------      -----------

7/94                  $ 9,425           $10,000         $10,000
9/94                    9,645             9,819          10,489
9/95                   11,529            11,779          13,610
9/96                   15,286            16,045          16,377
9/97                   20,511            21,388          23,003
9/98                   21,646            22,241          25,085


-------------------------------------------------------------------------------
                          Class A                       Class B
                ---------------------------------------------------------------
 Growth                            SEC                             SEC
  and            Cumulative      Average      Cumulative         Average
 Income          Traditional     Annual       Traditional         Annual
  Fund            Return+        Return        Return+            Return
-------------------------------------------------------------------------------
1 Year Return      5.53%         -0.54%          4.84%           -0.84%
-------------------------------------------------------------------------------
5 Year Return       N/A            N/A            N/A              N/A
-------------------------------------------------------------------------------
Since Inception* 129.67%         19.93%         124.41%          20.77%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Class C                        Class Z
                ---------------------------------------------------------------
 Growth                           SEC                             SEC
  and            Cumulative     Average        Cumulative       Average
 Income          Traditional    Annual         Traditional      Annual
  Fund            Return+       Return           Return+        Return
-------------------------------------------------------------------------------
1 Year Return       N/A          N/A              N/A             N/A
-------------------------------------------------------------------------------
5 Year Return       N/A          N/A              N/A             N/A
-------------------------------------------------------------------------------
Since Inception*  -1.33%         N/A            -10.52%           N/A
-------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 7/01/94; Class B: 7/06/94; Class C: 2/02/98; Class Z: 4/15/98


  For the 12 month period ending September 30, 1998, SunAmerica Growth and Income Class B returned 0.84%, compared to 9.05% for the S&P 500 Index. (Past performance is no guarantee of future results.)

Trustees

  S. James Coppersmith
  Samuel M. Eisenstat
  Stephen J. Gutman
  Peter A. Harbeck
  Peter McMillan III
  Sebastiano Sterpa


Officers

  Peter A. Harbeck, President
  Francis D. Gannon, Vice President
  Nancy Kelly, Vice President
  P. Christopher Leary, Vice President
  Robert M. Zakem, Secretary
  Peter C. Sutton, Treasurer
  John T. Genoy, Assistant Treasurer
  Donna M. Handel, Assistant Treasurer
  Cheryl L. Hawthorne, Assistant Treasurer
  Abbe P. Stein, Assistant Secretary


Investment Adviser

  SunAmerica Asset Management Corp.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Distributor

  SunAmerica Capital Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Shareholder Servicing Agent

  SunAmerica Fund Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Custodian and Transfer Agent

  State Street Bank and Trust Company
  P.O. Box 419572
  Kansas City, MO 64141-6572


This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.



[LOGO] SunAmerica
       Mutual Funds
                                                          -----------------
       The SunAmerica Center,                                  Bulk Rate
       733 Third Avenue                                      U.S. Postage
       New York, NY 10017-3204                                   PAID
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                                                           Permit No. 2891
                                                          -----------------

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